Universal Corporation

                                  $400,000,000

                           Medium-Term Notes, Series B

                             Distribution Agreement

                                                               September 6, 2000

First Union Securities, Inc.
ABN AMRO Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
SunTrust Equitable Securities Corporation
UBS Warburg LLC
Wachovia Securities, Inc.

Ladies and Gentlemen:

         Universal Corporation, a Virginia corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series B (the "Securities") with an aggregate initial offering price of up to the amount of securities registered under the Registration Statement (as defined in Section 1(a) hereof) reduced by the aggregate amount of debt securities so registered to be, or that have been, sold otherwise than pursuant to this Distribution Agreement (the "Agreement") or any Terms Agreement and agrees with each of you (individually, an "Agent," and collectively, the "Agents") as set forth in this Agreement.

         Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto or in such other form as may be agreed by the parties to that particular agreement, relating to such sale in accordance with Section 2(a) hereof. This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

         The Securities will be issued under an indenture, dated as of February 1, 1991 (as it may be amended from time to time, the "Indenture"), between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee (including any successor trustee thereunder, the "Trustee"), in the forms attached hereto as Exhibits 1 and 2. The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

         1. The Company represents and warrants to, and agrees with, each Agent that:

         (a) A registration statement on Form S-3 (File No. 333-43522) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendments thereto, each in the form heretofore delivered to such Agent, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included in the registration statement, has been declared effective by the Commission in such form; no other document with respect to such registration statement or any such incorporated document has heretofore been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Agents); and no stop order suspending the effectiveness of the registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus;" the various parts of such registration statement, (together with any other registration statement with respect to the Securities), including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such registration statement became effective but excluding all Forms T-1, each as amended at the time such part became effective, are hereinafter collectively called the "Registration Statement;" the prospectus contained in such registration statement (including the prospectus supplement dated the date of this Agreement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities, and that shall be substantially in the form of Annex II hereto, is hereinafter called a "Pricing Supplement"; unless otherwise specified herein, (i) any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; (ii) any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and
(iii) any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

         (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

         (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as applicable, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

         (d) Neither the Company nor any of its subsidiaries ("Subsidiaries") has sustained subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been
(A) any material and unfavorable change, financial or otherwise, in the business, properties, business prospects, regulatory environment, results of operations or financial condition of the Company and its Subsidiaries taken as a whole, (B) any transaction, which is material to the Company and its Subsidiaries taken as a whole, entered into by, or approved by the Board of Directors of, the Company or any of its Subsidiaries or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries taken as a whole except for normal trade obligations incurred in the ordinary course of the Company's or any of its Subsidiaries' business; and

         (e) All of the issued and outstanding shares of capital stock, including common stock, of the Company, have been duly and validly authorized and issued and are fully paid and non-assessable; and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement, the Terms Agreement and the Indenture and to issue and sell the Securities as herein and therein contemplated;

         (f) (A) Each of the Company's Subsidiaries listed on Schedule A hereto, as such Schedule A may be amended by the Company from time to time (each a "Material Subsidiary" and collectively, the "Material Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business; and (B) each of the Subsidiaries that is not a Material Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business in each jurisdiction in which the failure to do so, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

         (g) The Company and each of its Material Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries taken as a whole, and the Company and its Material Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office in which the failure to do so, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

         (h) The Indenture has been duly authorized by all necessary corporate action on the part of the Company, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (i) The Securities have been duly authorized by all necessary corporate action on the part of the Company, and, when issued and delivered pursuant to this Agreement, any Terms Agreement and the Indenture against payment of the consideration therefor, will have been duly executed and delivered and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (j) This Agreement and the Terms Agreement have been duly authorized, executed and delivered by the Company;

         (k) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the laws of the Commonwealth of Virginia for the issuance, sale and delivery of the Securities by the Company to the Agents have been obtained or made;

         (l) The execution, delivery and performance of this Agreement, the Terms Agreement and the Indenture by the Company and the issuance of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under), any provisions of the charter or by-laws of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries in which such conflict, breach or default, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

         (m) Neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred that with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected by or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries in which such breach or default, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole; and

         (n) There are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency that are required to be described in the Prospectus but are not so described.

         (o) There are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus that have not been so filed, summarized or described.

         (p) The Company is not and, after giving effect to each offering and sale of the Securities, will not be, an "investment company or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

         (q) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement;

         (r) To the Company's knowledge, Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission in documents incorporated by reference into the Registration Statement and Prospectus, are independent public accountants as required by the Act and the applicable published rules and regulations thereunder

         (s) The Indenture conforms, and the Securities will conform, in all material respects to the description thereof contained in the Registration Statement and Prospectus;

         (t) The audited consolidated financial statements of the Company and its Subsidiaries incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated balance sheet of the Company and its Subsidiaries as of the dates indicated and the consolidated statements of income and cash flows and changes in shareholders' equity of the Company and its Subsidiaries for the periods specified; the financial statements of the Company and its Subsidiaries have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved;

         (u) Except as described in the Registration Statement and the Prospectus, (i) the operations of the Company and its Subsidiaries are in compliance with all applicable environmental laws, except where the failure to comply with any such laws, whether individually or in the aggregate, would not have  a  material  adverse  effect  on the  operations,  business  or  financial condition of the Company and its Subsidiaries, taken as a whole, (ii) the Company and its Subsidiaries have obtained all environmental, health and safety permits, licenses and approvals necessary for their operations, all such permits, licenses and approvals are in effect and the Company and its Subsidiaries are in compliance with the terms and conditions thereof, except where the failure to obtain any such permits, licenses or approvals, or to comply with the terms and conditions thereof, whether individually or in the aggregate, would not have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole,
(iii) with respect to any property currently or formerly owned, leased or operated by the Company of any of its Subsidiaries, (a) neither the Company nor any such Subsidiary is subject to any judicial or administrative proceeding or any order from or agreement with any governmental authority (collectively, "Proceedings"), and (b) the Company does not have knowledge of any pending or threatened investigation by any governmental authority (collectively,
"Investigations") relating to any violation or alleged violation of any environmental law, any release or threatened release of a hazardous material into the environment, or any remedial action that may be necessary in connection with any such violation or release, except for such Proceedings or Investigations which, whether individually or in the aggregate, are not expected to have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole, (iv) neither the Company nor any such Subsidiary has filed any notice under any environmental law indicating past or present treatment, storage, disposal or release of a hazardous material into the environment in a manner that is not in compliance with, or which could result in liability under, applicable environmental laws, except where such non-compliance or liability, whether individually or in the aggregate, is not expected to have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole, and (v) neither the Company nor any such Subsidiary has received notice of a claim that it may be subject to liability (a "Notice") as a result of a release or threatened release of hazardous material, except for such Notice which, whether individually or in the aggregate, are not expected to have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries taken as a whole and, to the Company's knowledge, there is no reasonable basis for any such claim, action, suit or investigation with respect to any environmental law;

         (v) to the Company's knowledge, no labor problem exists with employees of the Company or any of its Subsidiaries that would have a material adverse effect on the Company and its Subsidiaries taken as a whole.

         2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 12 months or more except pursuant to this Agreement or any Terms Agreement, or except in an offering of Securities that are not required to be registered under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf in transactions with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale. These provisions shall not limit Section 4(e) hereof or any similar provision included in any Terms Agreement.

         Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex III as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

         The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During such period, the Company shall not be required to comply with the provisions of Sections 4(g), 4(h), 4(i), 4(j) and 4(k). Upon advising the Agents that such solicitation may be resumed, however, the Company shall simultaneously provide the documents required to be delivered by Sections 4(g), 4(h), 4(i), 4(j) and 4(k), and the Agents shall have no obligation to solicit offers to purchase the Securities until such documents have been received by the Agents. In addition, any failure by the Company to comply with its obligations hereunder, including its obligations to deliver the documents required by Sections 4(g), 4(h), 4(i), 4(j) and 4(k), shall automatically terminate the Agents' obligations hereunder, including their obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.

         The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                                                 Commission
                                                               (percentage of
                                                                 aggregate
                                                              principal amount
                    Range of Maturities                     of Securities sold)
                    -------------------                     -------------------

      From 9 months to less than 1 year                            .125%


      From 1 years to less than 18 months                          .150%
      From 18 months to less than 2 years                          .200%
      From 2 years to less than 3 years                            .250%


      From 3 years to less than 4 years                            .350%


      From 4 years to less than 5 years                            .450%

      From 5 years to less than 6 years                            .500%


      From 6 years to less than 7 years                            .550%


      From 7 years to less than 10 years                           .600%


      From 10 years to less than 15 years                          .625%


      From 15 years to less than 20 years                          .700%


      From 20 years to 30 years                                    .750%


      Greater than 30 years                         As agreed to by the Company
                                                 and the applicable Agent at the
                                                             time of sale


(b) Each sale of Securities by the Company to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities by the Company to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, agents acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof and such Terms Agreement may also include such other provisions (including provisions that modify this Agreement insofar as it sets forth the agreement between the Company and such Agent) as the Company and such Agent may agree upon. Each Agent proposes to offer Securities purchased by it as principal from the Company for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company.

         For each sale of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

         Each time and date of delivery of and payment for Securities to be purchased from the Company by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery."

(c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, and whether acting as agent, as principal under any Terms Agreement or otherwise, not to solicit offers to purchase or otherwise offer, sell or deliver such Security, directly or indirectly, in, or to residents of, the country issuing such currency, except as permitted by applicable law.

         3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Cahill Gordon & Reindel, Eighty Pine Street, New York, New York 10005, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

         4. The Company covenants and agrees with each Agent:

         (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date that shall be reasonably disapproved by any Agent promptly after such Agent receives reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery that shall be reasonably disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof;

                  (ii) to prepare, with respect to any Securities to be sold by the Company through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used;

                  (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than by (a) the incorporation by reference of an Exchange Act filing or (b) any Pricing Supplement that relates to an offering of Securities or (c) any amendment or supplement that relates exclusively to an offering of debt securities other than the Securities, at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon;

                  (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than by (a) the incorporation by reference of an Exchange Act filing, (b) any Pricing Supplement that relates to an offering of Securities or (c) any amendment or supplement that relates exclusively to an offering of debt securities other than the Securities) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and

                  (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) (i) To furnish such Agent with copies of the Registration Statement and each amendment thereto and with copies of the Prospectus as each time amended or supplemented, other than by (x) the incorporation by reference of an Exchange Act filing or (y) any Pricing Supplement that relates to an offering of Securities or (z) any amendment or supplement that relates exclusively to an offering of debt securities other than the Securities (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time;

                  (ii) if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance;

                  (iii) notwithstanding paragraph (i) above, if during the period specified in such paragraph such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement and furnish without charge to such Agent as many copies as it may from time to time during such period reasonably request of such amendment or supplement;

         (d) To make generally available to its securityholders as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

         (e) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, if any, as notified to the Company by such Agent, and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 12 months after such Time of Delivery and are substantially similar to the Securities;

         (f) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase from the Company by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

         (g) That reasonably in advance of each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by (a) the incorporation by reference of an Exchange Act filing, (b) any Pricing Supplement that relates to an offering of Securities or (c) any amendment or supplement that relates exclusively to an offering of debt securities other than the Securities), and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement, the Company shall furnish to Cahill Gordon & Reindel counsel to the Agents, such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

         (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by (a) the incorporation by reference of an Exchange Act filing, (b) any Pricing Supplement that relates to an offering of Securities or (c) any amendment or supplement that relates exclusively to an offering of debt securities other than the Securities), and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Sullivan & Cromwell, counsel for the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(c) hereof which was last furnished to such Agent (or any other Agent) to the same extent as though it were addressed to such Agent (if applicable) and dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

         (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by (a) the incorporation by reference of an Exchange Act filing, (b) any Pricing Supplement that relates to an offering of Securities or (c) any amendment or supplement that relates exclusively to an offering of debt securities other than the Securities) and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of the Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(d) hereof which was last furnished to such Agent (or any other Agent) to the same extent as though it were addressed to such Agent (if applicable) and dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

         (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by (a) the incorporation by reference of an Exchange Act filing, (b) any Pricing Supplement that relates to an offering of Securities or (c) any amendment or supplement that relates exclusively to an offering of debt securities other than the Securities), and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter;
provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matters made in the letter referred to in Section 6(e) hereof which was last furnished to such Agent or any other Agent;

         (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by (a) the incorporation by reference of an Exchange Act filing, (b) any Pricing Supplement that relates to an offering of Securities or (c) any amendment or supplement that relates exclusively to an offering of debt securities other than the Securities), and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment or incorporation or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(j) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date), or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(j) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

         (l) To offer to any person who has agreed to purchase Securities from the Company as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 6(a), 6(f), 6(g), 6(h) or 6(i) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments of an Agent with respect to certain matters referred to in Sections 6(f) and 6(h) hereof, and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(f) and 6(h) on behalf of any such person).

         5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration
Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees, disbursements and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby and the offering and sale of the Securities, and opinions to be rendered by such counsel hereunder and any Terms Agreement; (iii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the reasonable fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(v) any fees charged by securities  rating  services for rating the  Securities;
(vi) any filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the reasonable fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; and (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

         6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities from the Company and the obligation of any Agent to purchase Securities from the Company as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(l) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or at and as of both such Time of Delivery and Time of Sale, as the case may be ("Time of Sale") shall mean, with respect to any obligation of an Agent to purchase Securities as principal, the time when the related Terms Agreement becomes effective or if there is no Terms Agreement, the time when the Agent otherwise becomes committed to purchase the Securities); the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed; and the following additional conditions:

         (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been, or will be filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

         (b) Cahill Gordon & Reindel, counsel to the Agents, shall have furnished to such Agent (i) such written opinions and letters, dated the Commencement Date, with respect to the matters covered in paragraphs (ii), (iii) and (iv) of subsection (c) below, as well as such other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(g) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, written opinions and letters, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent (or any other Agent) pursuant to this Section 6(b) to the same extent as though it or they were addressed to such Agent (if applicable) and dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

         In rendering such opinion, such counsel may state that they have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that any Securities then being delivered conform to the forms thereof examined by them, that the Trustee's certificates of authentication of any Securities then being delivered have been manually signed by one of the Trustee's authorized signatories and that the signatures on all documents examined by them are genuine (assumptions they have not independently verified); and that a judgment for money in an action based upon a Security denominated in a foreign currency may not be enforced in such currency. In addition, such counsel may state that they have examined such corporate records, certificates and other documents, and such questions of law, as they have considered necessary or appropriate for the purposes of such opinion. Furthermore, in any opinion to be delivered otherwise than at a Time of Delivery, such counsel may also state that they have assumed that, after their opinion is delivered, the authorization of the Securities will not be modified or rescinded; there will not be any change in law affecting the validity, legally binding character or enforceability of the Securities or any other matters covered by such opinion; the issue, sale, delivery and performance of the Securities by the Company will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in any breach or violation of, or any default under or conflict with, any agreement or instrument binding on the Company; and the Securities will not include any alternative or additional terms that are not specified in the forms of Securities examined by them.

         In rendering such opinion, Cahill Gordon & Reindel may also rely (A) as to matters involving the application of laws other than the laws of the United States and the State of New York, to the extent it deems it proper and to the extent specified in such opinion, upon the opinion of the Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, as the case may be, as to matters of Virginia law and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials.

         (c) Sullivan & Cromwell, counsel for the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent such counsel's written opinions and letters, dated the Commencement Date and each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to execute and deliver this Agreement, the Terms Agreement and the Indenture, and to issue and sell the Securities as herein and therein contemplated;

                  (ii) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

                  (iii) [Use the following if the opinion is being delivered at any Time of Delivery] The Indenture has been duly authorized, executed and delivered by the Company; the Securities being delivered at such Time of Delivery have been duly authorized, executed, authenticated, issued and delivered by the Company; and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) the Indenture and such Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture and such Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (iv) [Use the following if the opinion is not being delivered at a Time of Delivery] The Indenture has been duly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Series has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly prepared, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with this Agreement, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms in all material respects to the description thereof in the Prospectus as amended or supplemented and has been duly qualified under the Trust Indenture Act;

                  (v) the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

                  (vi) no approval, authorization, consent or order of or filing with any court or governmental agency or body is required on the part of the Company in connection with the issuance and sale of the Securities as contemplated hereby other than registration of the Securities under the Act and qualification of the Indenture under the Trust Indenture Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws.

                  (vii) that such counsel's opinion is as set forth under the caption "United States Taxation" in the Prospectus.

         In rendering such opinion, such counsel may state that they have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that any Securities then being delivered conform to the forms thereof examined by them, that the Trustee's certificates of authentication of any Securities then being delivered have been manually signed by one of the Trustee's authorized signatories and that the signatures on all documents examined by them are genuine (assumptions they have not independently verified); and that a judgment for money in an action based upon a Security denominated in a foreign currency may not be enforced in such currency. In addition, such counsel may state that they have examined such corporate records, certificates and other documents, and such questions of law, as they have considered necessary or appropriate for the purposes of such opinion. Furthermore, in any opinion to be delivered otherwise than at a Time of Delivery, such counsel may also state that they have assumed that, after their opinion is delivered, the authorization of the Securities will not be modified or rescinded; there will not be any change in law affecting the validity, legally binding character or enforceability of the Securities or any other matters covered by such opinion; the issue, sale, delivery and performance of the Securities by the Company will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in any breach or violation of, or any default under or conflict with, any agreement or instrument binding on the Company; and the Securities will not include any alternative or additional terms that are not specified in the forms of Securities examined by them and that would require any consent, approval, authorization, order, registration or qualification of the kind described in paragraph (vi) above to be obtained or made.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Agents at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel has not undertaken to investigate or verify independently and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or documents incorporated by reference therein, each part of the Registration Statement, when such part became effective, and the Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; further, nothing has come to the attention of such counsel that causes them to believe that, insofar as relevant to the offering of the Securities, the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In connection with the foregoing paragraph, such counsel may state that (A) the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus except for those made under the captions "Description of Debt Securities We May Offer", "Description of Notes We May Offer" and "United States Taxation" insofar as they relate to provisions of documents therein described; (B) they do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus, or as to the statement of the eligibility of the Trustee under the Indenture under which the Securities are being issued; and (C) their opinion and statements in this paragraph are furnished to the representatives of the Agents solely for the benefit of the Agents. In rendering such opinion, Sullivan & Cromwell may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of New York, to the extent it deems it proper and to the extent specified in such opinion, upon the opinion of the Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, as the case may be, as to matters of Virginia law and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials. The opinion of Sullivan & Cromwell shall state that the opinion of the Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, as the case may be, is in form satisfactory to Sullivan & Cromwell and, in Sullivan & Cromwell's opinion, the Agents and they are justified in relying thereon.

         (d) The Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, shall have furnished to the Agent such counsel's written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement, the Terms Agreement and the Indenture and to issue and sell the Securities as herein and therein contemplated;

                  (ii) (A) each of the Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business; and (B) each of the Subsidiaries that are not Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business in each jurisdiction in which the failure to do so, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

                  (iii) the Company and its Material Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries taken as a whole, and the Company and its Material Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office in which the failure to do so, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

                  (iv) [use the following if the opinion is being delivered at any Time of Delivery] the Indenture has been duly authorized, executed and delivered by all necessary corporate action on the part of the Company; the Securities being delivered at such Time of Delivery have been duly authorized, executed, authenticated, issued and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) the Indenture and such Securities constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture, and such Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (v) [use the  following if the Opinion is not being  delivered at a Time of Delivery] the Indenture has been duly authorized by all necessary corporate action on the part of the Company, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Series has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly prepared, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with this Agreement, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms in all material respects to the description thereof in the Prospectus as amended or supplemented and has been duly qualified under the Trust Indenture Act;

                  (vi) this Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

                  (vii) all regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company on or prior to a Time of Delivery under the laws of the Commonwealth of Virginia for the issuance, sale and delivery of the Securities by the Company to or through the Agents have been obtained or made;

                  (viii) the execution, delivery and performance of this Agreement, the Terms Agreement and the Indenture by the Company and the issuance of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would constitute a breach of or default under), any provisions of the charter or by-laws of the Company or, to such counsel's knowledge, any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument to which the Company or, to such counsel's knowledge, any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any law, regulation or rule or any decree, judgment or order applicable to the Company or, to such counsel's knowledge, any of its Subsidiaries in which such conflict, breach or default, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

                  (ix) to such counsel's knowledge, neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred that, with notice, lapse of time, or both, would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected by or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries in which such breach or default, individually or in the aggregate, would have a material adverse effect on the operations, business or financial condition of the Company and its Subsidiaries, taken as a whole;

                  (x) to such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency that are required to be described in the Prospectus but are not so described; and

                  (xi) to such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character that are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described.

         In rendering such opinion, such counsel may state that he has assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that any Securities then being delivered conform to the forms thereof examined by him (or members of the Company's legal department acting under his supervision), that the Trustee's certificates of authentication of any Securities then being delivered have been manually signed by one of the Trustee's authorized signatories and that the signatures on all documents examined by him (or members of the Company's legal department acting under his supervision) are genuine (assumptions that he has not independently verified); and that a judgment for money in an action based upon a Security denominated in a foreign currency may not be enforced in such currency. In addition, such counsel may state that he has examined, or has caused members of the Company's legal department to examine, such corporate records, certificates and other documents, and such questions of law, as he has considered necessary or appropriate for the purposes of such opinion. Furthermore, in any opinion to be delivered otherwise than at a Time of Delivery, such counsel may also state that he has assumed that, after his opinion is delivered, the authorization of the Securities will not be modified or rescinded; there will not be any change in law affecting the validity, legally binding character or enforceability of the Securities or any other matters covered by such opinion; the issue, sale, delivery and performance of the Securities by the Company will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in any breach or violation of, or any default under or conflict with, any agreement or instrument binding on the Company; and the Securities will not include any alternative or additional terms that are not specified in the forms of Securities examined by him and that either would result in any conflict, breach, violation or default of the kind described in paragraph (viii) above or would require any consent, approval, authorization, order, registration or qualification of the kind described in paragraph (vii) above to be obtained or made;

         In addition, such counsel may state that he is licensed to practice law only in the Commonwealth of Virginia and that he expresses no opinion as to the effect of the laws of any other jurisdiction other than the federal laws of the United States of America, and may rely (A) as to matters involving the application of laws other than the laws of the Commonwealth of Virginia or United States law, to the extent he deems it proper and to the extent specified in such opinion, upon the opinion or opinions of local and foreign counsel and
(B) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials. The opinion of the Secretary and General Counsel of the Company, or the Assistant Secretary of the Company, as the case may be, shall state that the opinion of such local and foreign counsel is in form satisfactory to him and, in his opinion, he and the Agents are justified in relying thereon.

         (e) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its Subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex IV hereto;

         (f) Between the time of execution of this Agreement and the Time of Delivery, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, financial condition or business prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company and its Subsidiaries taken as a whole shall have been entered into by, or approved by the Board of Directors of, the Company or any of its Subsidiaries.

         (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

         (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of the Securities from the Company as principal pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus;

         (i) (i) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency; and (ii) with respect to any Security linked to the capital stock of an issuer other than the Company, additional conditions comparable to those set forth in Sections 6(f), 6(g) and 6(h) shall have been satisfied with respect to such issuer (with such additional conditions being identical to those in Sections 6(f), (g) and (h), except that, for this purpose, all references to the Company in such sections shall be deemed to mean such other issuer and, if the principal trading market for such other issuer's capital stock is not the New York Stock Exchange, the reference to the New York Stock Exchange in Section 6(h)(i) shall be deemed to mean either the New York Stock Exchange or such principal trading market and in Section 6(h)(ii) shall be deemed to mean only such principal trading market), it being understood that nothing in this clause (ii) shall limit or otherwise affect conditions in Sections 6(f), (g) and (h), which shall apply in addition to any conditions applicable pursuant to this clause (ii); and

         (j) The Company shall have furnished or caused to be furnished to such Agent certificates of one of its executive officers dated the Commencement Date and each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such

Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be (and in the case of any certificates provided on a Time of Delivery, also at and as of the applicable Time of Sale), as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (f) of this Section 6, and as to such other matters as such Agent may reasonably request.

         7. (a) The Company will indemnify and hold harmless each Agent, for the period during which Securities sold by such Agent are outstanding, against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

         (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 7 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d)  If  the  indemnification   provided  for  in  this  Section  7  is
unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent from the Company in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

         (e) The obligations of the Company under this Section 7 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any

Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability that such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.

         8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

         9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

         10. (a) The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (i) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (ii) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and
(iii) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a) and Sections 4(d), 5, 7, 8, 9 and 15 hereof are concerned for so long as the Securities sold by such party remain outstanding.

         (b) The Company, in its sole discretion, may appoint one or more additional parties to act as Agents hereunder from time to time. Any such appointment shall be made in a writing signed by the Company and the party so appointed. Such appointment shall become effective in accordance with its terms after the execution and delivery of such writing by the Company and such other party. When such appointment is effective, such other party shall be deemed to be one of the Agents referred to in, and to have the rights and obligations of an Agent under, this Agreement, subject to the terms and conditions of such appointment. The Company shall deliver a copy of such appointment to each other Agent promptly after it becomes effective.

         11. The following terms shall apply to any Terms Agreement if provided for therein:

         (a) If any Agent shall default in its obligation to purchase the Securities which it has agreed to purchase pursuant to such Terms Agreement, the non-defaulting Agents named in such Term Agreement may in their discretion arrange for the non-defaulting Agents or another party or other parties to purchase such Securities on the terms provided by such Term Agreement. If within thirty-six hours after such default by any Agent the non-defaulting Agents do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Agents to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the non-defaulting Agents notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the non-defaulting Agents that it has so arranged for the purchase of such Securities, the non-defaulting Agents or the Company shall have the right to postpone the Time of Delivery for a period of not more than five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Agents' opinion may thereby be made necessary. The term "Agent" as used with respect to such Terms Agreement shall include any person substituted under this Section 11 (if applicable) with like effect as if such person had originally been a party to such Terms Agreement.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Agent or Agents by the non-defaulting Agents and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities covered by such Terms Agreement, then the Company shall have the right to require each non-defaulting Agent to purchase the principal amount of Securities that such Agent agreed to purchase pursuant to such Terms Agreement and, in addition, to require each non-defaulting Agent to purchase its pro rata share (based on the principal amount of Securities that such Agent agreed to purchase pursuant to such Terms Agreement) of the Securities of such defaulting Agent or Agents for which such arrangements have not been made; but nothing herein shall relieve a defaulting Agent from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Agent or Agents by the non-defaulting Agents and the Company as provided in subsection (a) above, the aggregate principal amount of Securities pursuant to such Terms Agreement which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities under such Terms Agreement, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Agents to purchase Securities of a defaulting Agent or Agents, then such Terms Agreement shall thereupon terminate, without liability on the part of any non-defaulting Agent or the Company, except for the expenses to be borne by the Company and the Agents as provided in Section 5 hereof and the indemnity and contribution agreement in
Section 7 hereof; but nothing herein shall relieve a defaulting Agent from liability for its default.

         12. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to the Agents, shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to First Union Securities, Inc. One First Union Center, 301 S. College Street, TW-08, Charlotte, North Carolina, 28288, Facsimile No. (704) 383-9165, Attention: Fixed Income Syndicate; if to any Agent other than First Union Securities, Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to the facsimile number or address provided by such Agent to the Company in the document appointing such Agent as an Agent under this Agreement; and if to the Company, shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to 1501 N. Hamilton Street, Richmond, Virginia 23230, Facsimile No. (804) 254-3594, Attention: Secretary and General Counsel. Any such statements, requests, notices or advices shall take effect upon receipt thereof.

         13. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company and, to the extent provided in Sections 7, 8 and 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase. 14. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         16. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.

                                           Very truly yours,


                                           Universal Corporation





                                           By: /s/ Karen M.L. Whelan
                                              -------------------------
                                               Name: Karen M.L. Whelan

                                               Title: Vice President & Treasurer



Accepted in New York, New York, as of the date hereof:



First Union Securities, Inc.



BY: /s/ William Ingram
   --------------------------------
       Name: William Ingram

       Title: Managing Director



ABN AMRO Incorporated



BY: /s/ Linda A. Dawson
   --------------------------------
       Name: Linda A. Dawson

       Title: Managing Director

BB&T Capital Markets, a division of Scott & Stringfellow, Inc.



BY: /s/ William E. Hardy
   --------------------------------
      Name: William E. Hardy

      Title: Managing Director



SunTrust Equitable Securities Corporation



BY: /s/ Robert F. Marcus
   --------------------------------
       Name: Robert F. Marcus

      Title: Managing Director



UBS Warburg LLC



BY: /s/ Peter Foote
   --------------------------------
      Name: Peter Foote

      Title: Executive Director



BY: /s/ Joseph Moore
   --------------------------------
       Name: Joseph Moore

       Title: Analyst



Wachovia Securities, Inc.



BY: /s/ Wendy Breuder
   --------------------------------
       Name: Wendy Breuder

      Title: Managing Director

                                                                      SCHEDULE A





Material Subsidiary                                  Organized Under Law of
-------------------                                  ----------------------



Universal Leaf Tobacco Company, Incorporated                  Virginia

Blending Services International, Inc.                         Virginia

Universal Leaf Tabacos Ltda.                                  Brazil

Deli Universal, Inc.                                          Virginia

N.V. Deli Universal                                           Netherlands

Jongeneel Holding B.V.                                        Netherlands

Jongeneel B.V.                                                Netherlands

Ultoco S.A.                                                   Switzerland

Toutiana S.A.                                                 Switzerland

Continental Tobacco S.A.                                      Switzerland

Limbe Leaf Tobacco Company Limited                            Malawi

Zimleaf Holdings (Private) Ltd.                               Zimbabwe

                                                                         ANNEX I

                              Universal Corporation

                                  $400,000,000

                           Medium-Term Notes, Series B

                                 Terms Agreement

                                                                   _______, 2000

[Agents]

Ladies and Gentlemen:

         Universal Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated September 6, 2000 (the "Distribution Agreement"), between the Company on the one hand and First Union Securities, Inc., ABN AMRO Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., SunTrust Equitable Securities Corporation, UBS Warburg LLC, and Wachovia Securities, Inc., and any other party acting as Agent thereunder on the other, to issue and sell to you the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to you and you agree to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                                     Very truly yours,


                                                     Universal Corporation


                                                     By:........................

                                                          Name:

                                                          Title:

Accepted in New York, New York,

   as of the date hereof:



 ....................................

         [Agent]





[Name(s) of other purchasers]





By:.................................

     Name:

     Title:

                                                             Schedule to Annex I





Title of Purchased Securities:
         Medium-Term Notes, Series B
Aggregate Principal Amount:
         [$ .................... or units of other Specified Currency]
[Price to Public:]
Purchase Price by [Agent] [Name(s) of other purchasers]:
         % of the principal amount of the Purchased Securities [, plus accrued interest from  ...............  to ...............]  [and accrued  amortization, if any, from ................. to ................]
Method of and Specified Funds for Payment of Purchase Price:
         [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds] [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]
Authorized Denominations:
Indenture:
         Indenture, dated as of February 1, 1991, between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee Time of
Delivery: Closing Location for Delivery of Securities:
Maturity:
Form of Note:

       [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Agents]]


       [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Agents at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Interest Rate:
         [ %] [Zero Coupon] [Describe applicable floating rate provisions] [indexed security provisions] Interest Payment Dates:
         [months and dates, commencing .............., 20...]]
Redemption and Repayment:

       [No provisions for redemption]


       [The Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof,


       [on or after [     ],  [     ] at the following  redemption  prices
       (expressed in percentages of principal  amount).  If [redeemed on or
       before [     ], [   ]%, and if] redeemed during the 12-month period
       beginning [     ], [     ]


                                                 Redemption
               Year                                Price
             --------                             --------

             --------                             --------
             --------                             --------
             --------                             --------



       and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]


       [on any interest payment date falling on or after [ ], [ ], at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]


       [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]


       [Restriction on refunding]


Sinking Fund Provisions:


       [No sinking fund provisions]


       [The Securities are entitled to the benefit of a sinking fund to retire [$ ] principal amount of Securities on [ ] in each of the years [ ] through [ ] at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$ ] principal amount of Securities in the years [ ] through [ ] at 100% of their principal amount plus accrued interest.]


             [If Securities are extendable debt securities, insert--


Extendable provisions:

       Securities are repayable on [ ], [ ] [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be [ ] %, and thereafter the annual interest rate will be adjusted on [ ], [ ] and [ ] to a rate not less than [ ]% of the effective annual interest rate on U.S. Treasury obligations with [ ]-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]


           [If Securities are floating rate debt securities, insert--


Floating rate provisions:


       Initial annual interest rate will be [ ] % through [ ] [and thereafter will be adjusted [monthly] [on each [ ], [ ], [ ] and [ ]] [to an annual rate of [ ]% above the average rate for [ ]-year [month] [securities] [certificates of deposit] issued by [ ] and [ ] [insert names of banks].] [and the annual interest rate [thereafter] [from [ ] through [ ]] will be the interest yield equivalent of the weekly average per annum market discount rate for [ ]-month Treasury bills plus [ ]% of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for [ ]-month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for [ ]-month Treasury bills); [from [ ] and thereafter the rate will be the then current interest yield equivalent plus [ ]% of Interest Differential].]


Defeasance provisions:

         [Include provisions for Full/Covenant Defeasance, if any] Documents to be Delivered:
         The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:
         (1) The  opinions  and letters of counsel to the Agents  referred to in
         Section 4(h).
         (2) The opinions and letters of counsel to the Company referred to in Sections 4(i) and 4(j).
         (3)  The accountants' letter referred to in Section 4(k).
         (4)  The officers' certificate referred to in Section 4(l).

Other Provisions (including Syndicate Provisions, if applicable):
         [The provisions of Section 11 of the Distribution Agreement shall apply with respect to this Term Agreement, and the Agents referred to in Section 11 shall be ____________]

         [expense reimbursement upon termination]

                                                                        ANNEX II


                           PRICING SUPPLEMENT NO. [ ]

                                     to the

                        Prospectus dated _________, 2000

               And the Prospectus Supplement dated _________, 2000

                              Universal Corporation

                                  $400,000,000

                           Medium-Term Notes, Series B


The notes being purchased have the following terms;

PRINCIPAL AMOUNT:

STATED MATURITY:

SPECIFIED CURRENCY: [U.S. dollars]

         - principal:
         - interest:
         - exchange rate agent:
         - exchange rate determination date:

ORIGINAL ISSUE DATE:

PRICE TO PUBLIC %:

AUTHORIZED DENOMINATIONS:

NET PROCEEDS TO UNIVERSAL CORPORATION:

AGENTS:

ORIGINAL ISSUE DISCOUNT NOTE:

         - total amount of OID:
         - yield to maturity:
         - initial accrual period OID:

         THIS OFFERING IS SUBJECT TO REOPENING AT A LATER TIME TO OFFER ADDITIONAL NOTES HAVING THE SAME TERMS AS THE NOTES BEING PURCHASED.

DEPOSITARY:

FORM OF NOTE:

         - global registered book-entry form only:

         - non-global form available:
         - bearer note:

REDEMPTION AND REPAYMENT:

         - redemption commencement date:
         - repayment date(s):
         - redemption price(s):
         - redemption period(s):

FIXED RATE SECURITIES:

         - annual rate:
         - interest payment dates:
         - regular record date:

FLOATING RATE SECURITIES:

         - base rate:
                  - commercial paper rate:
                  - prime rate:
                  - LIBOR:
                      - Telerate LIBOR page:
                      - Reuters screen LIBOR page:
                      - index currency:
                  - EURIBOR:
                  - treasury rate:
                  - CMT rate:
                      - Telerate page 7051:
                      - Telerate page 7052: (weekly/monthly):
                      - CMT index maturity (if not two years):
                  - CD rate:
                  - federal funds rate:
                  - 11th district cost of funds rate:

         - initial base rate:

         - index currency:
         - index maturity:
         - spread or spread multiplier:
         - maximum rate:
         - minimum rate:
         - interest reset dates:
         - Interest Determination Date:

         - Interest Calculation Dates:
         - interest payment dates:
         - regular record dates
         - calculation agent:

INDEXED SECURITIES

         - payment at Maturity:
         - payment on Interest Payment Dates:
         - Formula used to calculate payment at maturity and on Interest Payment
         Dates: - Forms of payment available:

DEFEASANCE AND COVENANT DEFEASANCE:

         The Company may effect defeasance or covenant defeasance with respect to the notes only upon delivery of an opinion of counsel to the Trustee as described in the Prospectus.

OTHER INFORMATION:

         Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus Supplement. any representation to the contrary is a criminal offense.

         Terms used and not defined herein but defined in the Prospectus Supplement and Prospectus are used herein as therein defined.

                                           UNIVERSAL CORPORATION

                                   Pricing Supplement dated ______________, 2000

                                                                       ANNEX III

                              Universal Corporation

                            Administrative Procedure

         This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated September 6, 2000 (the "Distribution Agreement"), between Universal Corporation, a Virginia corporation (the "Company") on the one hand and any party acting as Agent thereunder, on the other, to which this Administrative Procedure is attached as Annex III. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented, the Indenture or the Securities. To the extent the procedures set forth below conflict with the provisions of the Securities, the Indenture or the Distribution Agreement, the relevant provisions of the Securities, the Indenture and the Distribution Agreement shall control.

         The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent."

         The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

         Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary"), and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security"), or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

         Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

                      PART I: ADMINISTRATIVE PROCEDURE FOR

                              BOOK-ENTRY SECURITIES

         In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, The Chase Manhattan Bank ("Chase") will perform the custodial, document control and administrative functions described below, including Calculation Agent functions, in accordance with its respective obligations under a Letter of Representations from the Company and Chase to the Depositary, dated the date of the Distribution Agreement, and a Medium-Term Note Certificate Agreement between Chase and the Depositary, dated as of December 2, 1988 (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

         The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

         Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

         The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and Chase.

Communication  of Sale  Information  to the  Company  by  Agent  and  Settlement
Procedures:

         A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

(1) Principal Amount of Book-Entry Securities to be purchased;

(2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

(3) Trade Date;

(4) Settlement Date;

(5) Maturity Date;

(6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

(7) The Exchange Rate Agent and the Exchange Rate Determination Date, if applicable;

(8) Issue Price;

(9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

(10) Net Proceeds to the Company;

(11) If a redeemable or repayable Book-Entry Security, such of the following as are applicable:

         (i) Redemption Commencement Date,

         (ii) Initial Redemption Price (% of par),

         (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date,

         (iv) Repayment date, and

         (v) Repayment price;

(12) If an Original Issue Discount Book-Entry Security, the total amount of Original Issue Discount, the yield to Maturity and the initial accrual period of Original Issue Discount;

(13) If a Floating Rate Book-Entry Security, such of the following as are applicable:

         (i) Interest Rate Basis,

         (ii) Index Maturity and Index Currency,

         (iii) Spread or Spread Multiplier,

         (iv) Maximum Rate,

         (v) Minimum Rate,

         (vi) Initial Base Rate,

         (vii) Interest Reset Dates,

         (viii) Calculation Dates,

         (ix) Interest Determination Dates,

         (x) Interest Payment Dates,

         (xi) Regular Record Dates, and

         (xii) Calculation Agent;

(14)     Denomination of certificates to be delivered at settlement;

(15)     That the Security is a Book-Entry Security;

(16)     Selling Agent or Purchasing Agent;

(17)     Any other information necessary to complete the Book-Entry Security.

         B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information together with the CUSIP number assigned by it to the Book-Entry Security, to Chase by facsimile transmission or other acceptable written means. The Company will also advise the Selling Agent or Purchasing Agent, as the case may be, of the CUSIP number assigned by it to the Book-Entry Security. The Company will assign the CUSIP number from a list of CUSIP numbers previously obtained by the Company for the Securities.

         C. Chase will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Ratings Group (or such other entity that assigns CUSIP numbers or any other identification designations being used for the relevant Securities):

(1) The applicable Sale Information;

(2) CUSIP number of the Global Security representing such Book-Entry Security;

(3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

(4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

(5) The interest payment period; and

(6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (which in the case of Floating Rate Securities that reset daily or weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

         D. Chase will complete and the Trustee will authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

         E. The Depositary will credit such Book-Entry Security to Chase's participant account at the Depositary.

         F. Chase will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to Chase's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit Chase's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be. The entry of such a deliver order shall constitute a representation and warranty by Chase to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) Chase is holding such Global Security pursuant to the Certificate Agreement.

         G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be.

         H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

         I. Upon confirmation of receipt of funds, Chase will transfer to the account of the Company maintained at SunTrust Bank, Richmond, Virginia, or such other account as the Company may have previously specified to Chase, in funds available for immediate use in the amount transferred to Chase in accordance with Settlement Procedure "F."

         J. Upon request, Chase will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

         K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

         L. The Depositary will, at any time, upon request of the Company or Chase, promptly furnish to the Company or Chase a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Pricing Supplement:

         If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies (or such greater number of copies as such Agent shall reasonably request) of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the business day following the Trade Date (as defined below), or if the Company and the purchaser agree to settlement on the business day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the fifth business day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

         The  Selling  Agent  will  deliver  to the  purchaser  of a  Book-Entry
Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

Date of Settlement:

         The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the third business day after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Company and the purchaser agree to settlement on another business day which shall be no earlier than the next business day after the Trade Date.

Settlement Procedure Timetable:

         For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third business day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

     Settlement

     Procedure                           Time
     ---------                           ----

     A               11:00 a.m.          on the Trade Date
     B               12:00 noon          on the Trade Date
     C               2:00 p.m.           on the Trade Date
     D               9:00 a.m.           on the Settlement Date
     E               10:00 a.m.          on the Settlement Date
     F-G             2:00 p.m.           on the Settlement Date
     H               4:45 p.m.           on the Settlement Date
     I               5:00 p.m.           on the Settlement Date
         If a sale is to be settled more than one business day after the Trade Date, Settlement Procedures "A," "B" and "C" shall be completed as soon as practicable, but no later than 11:00 a.m., 12 noon and 2:00 p.m., respectively, on the first business day after the Trade Date.

         Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

         If settlement of a Book-Entry Security is rescheduled or canceled, Chase, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the business day immediately preceding the scheduled Settlement Date.

Failure to Settle:

         If Chase fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F," Chase may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to Chase participant account, provided that Chase's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, Chase will mark such Global Security "canceled," make appropriate entries in Chase's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, Chase will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

         If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to Chase's participant account and shall notify the Company and Chase thereof. Thereafter, Chase will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at Chase in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

         Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, Chase will provide, in accordance with Settlement Procedure "D," for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish Chase with a sufficient quantity of Securities.

               PART II: ADMINISTRATIVE PROCEDURE FOR CERTIFICATED
                                   SECURITIES

Posting Rates by Company:

         The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

         Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

         The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase
Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and Chase.

Communication of Sale Information to Company by Agent:

         After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

         (1) Principal Amount of Certificated Securities to be purchased;

         (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

         (3) Trade Date;

         (4) Settlement Date;

         (5) Maturity Date;

         (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

         (7) The Exchange Rate Agent and the Exchange Rate Determination Date, if applicable;

         (8) Issue Price;

         (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

         (10) Net Proceeds to the Company;

         (11) If a redeemable or repayable Certificated Security, such of the following as are applicable:

         (a) Redemption Commencement Date,

         (b) Initial Redemption Price (% of par),

         (c) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date,

         (d) Repayment date, and

         (e) Repayment price;

         (12) If an Original Issue Discount Certificated Security, the total amount of Original Issue Discount, the yield to Maturity and the initial accrual period of Original Issue Discount;

         (13) If a Floating Rate Certificated Security, such of the following as are applicable:

         (f) Interest Rate Basis,

         (g) Index Maturity and Index Currency,

         (h) Spread or Spread Multiplier,

         (i) Maximum Rate,

         (j) Minimum Rate,

         (k) Initial Base Rate,

         (l) Interest Reset Dates,

         (m) Calculation Dates,

         (n) Interest Determination Dates,

         (o) Interest Payment Dates,

         (p) Regular Record Dates, and

         (q) Calculation Agent;

         (14) Name, address and taxpayer identification number of the registered owner(s);

         (15) Denomination of certificates to be delivered at settlement;

         (16) That the Security is a Certificated Security;

         (17) Selling Agent or Purchasing Agent;

         (18) Any other information necessary to complete the Certificated Security.

Preparation of Pricing Supplement by Company:

         If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies (or such greater number of copies as such Agent shall reasonably request) of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the business day following the Trade Date, or if the Company and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the fifth business day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

         The  Selling  Agent will  deliver to the  purchaser  of a  Certificated
Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement, as applicable) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

         All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

         After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to Chase by facsimile transmission or other acceptable written means.

         The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

         Chase will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

         In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, Chase will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

         In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

         If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify Chase and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to Chase. Immediately upon receipt of such Certificated Security by Chase, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

         The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, dispose of the Certificated Security in accordance with its customary procedures.

                                                                        ANNEX IV


                               Accountants' Letter


         Pursuant to Sections 4(j) and 6(e), as the case may be, of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited or examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified

         Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Report(s) on Form 10-Q covering periods after the latest full fiscal year and incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been furnished to the Agents; and on the basis of specified procedures including inquiries of officials of the Company, who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations or that any material modifications should be made to the unaudited condensed consolidated financial statements for them to be in conformity with generally accepted accounting principles;

         (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and/or included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years;

         (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

         (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or incorporated by reference in the Company's Quarterly Report(s) on Form 10-Q covering periods after the latest full fiscal year and incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Report(s) on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus as most recently amended or supplemented and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated total revenues or consolidated revenues, net of interest expense, pre-tax earnings or total or per share amounts of consolidated net income or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable items in the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company and its subsidiaries which appear in the Prospectus (including documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Annex IV to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(e) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement or incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under
Section 4(j) thereof.

                                                                       EXHIBIT 1

                      [Form of Fixed Rate Medium-Term Note]


                               (Face of Security)


                  [IF A BOOK-ENTRY SECURITY, INSERT - THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A U.S. DEPOSITORY OR A NOMINEE OF A U.S. DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE U.S. DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED
CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE U.S. DEPOSITORY TO A NOMINEE OF THE U.S. DEPOSITORY OR BY A NOMINEE OF THE U.S. DEPOSITORY TO THE U.S. DEPOSITORY OR ANOTHER NOMINEE OF THE U.S. DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

                   [IF DTC IS THE DEPOSITARY, INSERT - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO UNIVERSAL CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.]

         No. R-1                                        CUSIP No. _______

                              UNIVERSAL CORPORATION

                           MEDIUM-TERM NOTES, SERIES B
                                  (Fixed Rate)
                  The following terms apply to this Security, as and to the extent shown below:

PRINCIPAL AMOUNT:                                                    ORIGINAL ISSUE DISCOUNT
                                                                     SECURITY:

STATED MATURITY DATE:                                                     o   Total Amount of OID:  [N/A]
                                                                          o   Yield to Maturity: [N/A]
                                                                          o   Initial Accrual Period OID: [N/A]
SPECIFIED CURRENCY: U.S. dollars for all                             REDEMPTION COMMENCEMENT
payments unless otherwise specified below:                           DATE: [N/A]


    o    Payments of principal and any                               REPAYMENT DATE(S): [N/A]
         premium: [U.S. dollars]
                                                                     REDEMPTION OR REPAYMENT
    o    Payments of interest: [U.S. dollars]                        PRICE(S): [N/A]

    o    Exchange Rate Agent: [N/A]                                  DEFEASANCE:

INTEREST RATE: ___% per annum                                             o   Full Defeasance:  At Company's option

INTEREST PAYMENT DATES(S):                                                o   Covenant Defeasance:  At Company's option

ORIGINAL ISSUE DATE*:                                                OTHER TERMS: In its sole discretion, the Company may at a later date issue additional debt securities having the same terms as this Security.

PLACE OF PAYMENT: [Corporate Trust Office of the [Trustee][Paying Agent] in [The City of New York]]

                  Terms left blank or marked "N/A", "No", "None" or in a similar manner do not apply to this Security except as otherwise may be specified.

                  Whenever used in this Security, the terms specified above that apply to this Security have the meanings specified above, unless the context



--------
* This date shall be the issue date of this Security, unless there is a Predecessor Security, in which case this date shall be the issue date of the first Predecessor Security.

                      (Face of Security continued on next)
requires otherwise. Other terms used in this Security that are not defined herein but that are defined in the Indenture referred to in Section 1 on the reverse of this Security are used herein as defined therein.

                  Universal Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (hereinafter called the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to _____________, or registered assigns, as principal the Principal Amount on the Stated Maturity Date and to pay interest thereon, from the Original Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Date(s) in each year, commencing on the first such date that is at least 15 calendar days after the Original Issue Date, and at the Maturity of the principal hereof, at the rate per annum equal to the Interest Rate specified on the face hereof, until the principal hereof is paid or made available for payment. Any premium and any such installment of interest that is overdue at any time shall also bear interest, at the rate per annum at which the principal then bears interest (to the extent that the payment of such interest shall be legally enforceable), from the date any such overdue amount first becomes due until it is paid or made available for payment. Notwithstanding the foregoing, interest on any principal, premium or installment of interest that is overdue shall be payable on demand.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day (whether or not a Business Day, as such term is defined in Section 3 on the reverse hereof) next preceding such Interest Payment Date (a "Regular Record Date"). Any interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest either may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Manner of Payment - Global Securities

                  Notwithstanding any provision of this Security or the Indenture, if this Security is a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 of the Indenture (or such legend as may be specified as contemplated by Section 301 for such Securities) (a "Global Security"), the Company may make any and all payments of principal, premium and interest on this Security pursuant to any policies and procedures of the U.S. Depository (hereinafter, the "Depositary") that is selected by the Company for this Security.


                      (Face of Security continued on next)

         Manner of Payment - Non-Global Securities - U.S. Dollars

                  Except as provided in the next paragraph, payment of interest that is due on an Interest Payment Date payable on this Security in U.S. dollars will be made by check mailed to the address of the Person shown on the Trustees' records as of the close of business on the Regular Record Date. All other payments will be made by check against surrender of this Security to The Chase Manhattan Bank, as Paying Agent, or to any other person or financial institution from time to time designated by the Company as Paying Agent.

                  If (i) the principal of this Security is at least $1,000,000, and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in the following manner to the Trustee at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services, and (iii) transmits wire transfer instructions to the Paying Agent on or before the fifth Business Day before the day on which such payment is to be made, the Company will pay any amount that becomes due on this Security by wire transfer of immediately available funds to an account at a bank in New York city, on the due date; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be first surrendered to the Paying Agent. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such payment and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request and instructions must be made by the Person who is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

         Manner of Payment - Non-Global Securities - Other Specified Currencies

                  Payment of any amount payable on this Security in a Specified Currency other than U.S. dollars will be made by wire transfer of immediately available funds to such account as is maintained in such Specified Currency at a bank or other financial institution acceptable to the Company and the Trustee and as shall have been designated at least five Business Days prior to the applicable payment date by the Person entitled to receive such payment; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered to the Paying Agent who will make such payment in such funds in accordance with its normal procedures. Such account designation shall be made by transmitting the appropriate information to the Paying Agent by mail, hand delivery, telecopier or in any other manner approved by the Paying Agent. Unless revoked, any such account designation made with respect to this Security by the Holder hereof will remain in effect with respect to any further payments with respect to this Security payable to such Holder. If a payment in a Specified Currency other than U.S. dollars with respect to this Security cannot be made by wire transfer because the required

                      (Face of Security continued on next)
account designation has not been received by the Paying Agent on or before the requisite date or for any other reason, the Company will cause a notice to be given to the Holder of this Security at its registered address requesting an account designation pursuant to which such wire transfer can be made and such payment will be made within five Business Days after the Paying Agent's receipt of such a designation meeting the requirements specified above, with the same force and effect as if made on the due date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

         Currency of Payment

                  Payment of principal of (and premium, if any) and interest on this Security will be made in the Specified Currency for such payment, except as provided in this and the next three paragraphs. The Specified Currency for any payment shall be the currency specified as such on the face of this Security unless, at the time of such payment, such currency is not legal tender for the payment of public and private debts in the country issuing such currency, in which case the Specified Currency for such payment shall be such coin or currency as at the time of such payment is legal tender for the payment of public and private debts in such country, except as provided in the next sentence. If the euro is specified on the face of this Security as the Specified Currency for any payment, the Specified Currency for such payment shall be such coin or currency as at the time of payment is legal tender for the payment of public and private debts in all EMU Countries (as defined in Section 3 on the reverse hereof), provided that, if on any day there are not at least two EMU Countries, or if on any day there are at least two EMU Countries but no coin or currency is legal tender for the payment of public and private debts in all EMU Countries, then the Specified Currency for such payment shall be deemed not to be available to the Company on such day.

                  Except as provided in the next paragraph, any payment to be made on this Security in a Specified Currency other than U.S. dollars will be made in U.S. dollars if the Person entitled to receive such payment transmits a written request for such payment to be made in U.S. dollars to the Trustee at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services on or before the fifth Business Day before the payment is to be made. Such written request may be mailed, hand delivered, telecopied or delivered in any other manner approved by the Trustee. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person who is the registered Holder of this Security on the relevant Regular Record Date.

                  The U.S. dollar amount of any payment made pursuant to the immediately preceding paragraph will be determined by the Exchange Rate Agent specified on the face of this Security based upon the highest bid quotation received by the Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date, from three (or, if three are not available, then two) recognized foreign exchange dealers selected

                      (Face of Security continued on next)
by the Exchange Rate Agent in The City of New York, in each case for the purchase by the quoting dealer, for U.S. dollars and for settlement on such payment date of an amount of the Specified Currency for such payment equal to the aggregate amount of such Specified Currency payable on such payment date to all Holders of Securities of this or any other series who elect to receive U.S. dollar payments on such payment date, and at which the applicable dealer commits to execute a contract. If the Exchange Rate Agent determines that two such bid quotations are not available on such second Business Day, such payment will be made in the Specified Currency for such payment. All currency exchange costs associated with any payment in U.S. dollars on this Security will be borne by the Holder entitled to receive such payment, by deduction from such payment.

                  Notwithstanding the foregoing, if any amount payable on this Security is payable on any day (including at Maturity) in a Specified Currency other than U.S. dollars, and if such Specified Currency is not available to the Company on the two Business Days before such day, due to the imposition of exchange controls, disruption in a currency market or any other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligation to pay such amount in such Specified Currency by making such payment in U.S. dollars. The amount of such payment in U.S. dollars shall be determined by the Exchange Rate Agent on the basis of the noon buying rate for cable transfers in The City of New York for such Specified Currency (the "Exchange Rate") as of the latest day before the day on which such payment is to be made. Any payment made under such circumstances in U.S. dollars where the required payment is in other than U.S. dollars will not constitute an Event of Default under the Indenture or this Security.

         Payments Due on a Business Day

                  Unless otherwise specified on the face of this Security, the following sentence shall apply to this Security. Notwithstanding any provision of this Security or the Indenture, if any amount of principal, premium or interest would otherwise be due on this Security on a day (the "Specified Day") that is not a Business Day at a Place of Payment, such amount may be paid or made available for payment on the next succeeding Business Day at such Place of Payment with the same force and effect as if such amount were paid on the Specified Day, provided that no interest shall accrue on the amount so payable for the period from and after such Specified Day. The provisions of this paragraph shall apply to the Security in lieu of the provisions of Section 114 of the Indenture.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                      (Face of Security continued on next)

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.



                                            UNIVERSAL CORPORATION



                                            By____________________________
                                              Name:
                                              Title:

Seal

Attest:




----------------------------
    Authorized Officer




                  This is one of the Securities of a series issued under the Indenture described herein.

Dated:

                                            THE CHASE MANHATTAN BANK, as Trustee







                                            By_________________________________
                                                     Authorized Officer

                              (Reverse of Security)


                  1. Securities and Indenture

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of February 1, 1991 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  2. Series and Denominations

                  This Security is one of the series designated on the face hereof, limited to an aggregate initial offering price not to exceed $400,000,000 (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to "this series" mean the series of securities designated on the face hereof.

                  The Securities of this series are issuable only in registered form without coupons in "Authorized Denominations", which term shall have the following meaning. For each Security of this series having a principal amount payable in U.S. dollars, the Authorized Denominations shall be $1,000 and integral multiples thereof. For each Security of this series having a principal amount payable in a Specified Currency other than U.S. dollars, the Authorized Denominations shall be the amount of such Specified Currency equivalent, at the Exchange Rate on the first Business Day next preceding the date on which the Company accepts the offer to purchase such Security, to $1,000, rounded to an integral multiple of 1,000 units of such Specified Currency, or any larger integral multiple of 1,000 units of such Specified Currency.

                  3. Exchange Rate Agent and Related Terms

                  If the principal of or interest on this Security is payable in a Specified Currency other than U.S. dollars, the Company has initially appointed the institution named on the face of this Security as Exchange Rate Agent to act as such agent with respect to this Security, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time. The Company will give the Trustee prompt written notice of any change in any such appointment. Insofar as this Security provides for any such agent to obtain rates, quotes or

                  (Reverse of Security continued on next page)
other data from a bank, dealer or other institution for use in making any determination hereunder, such agent may do so from any institution or institutions of the kind contemplated hereby notwithstanding that any one or more of such institutions are such agent, Affiliates of such agent or Affiliates of the Company.

                  All determinations made by the Exchange Rate Agent may be made by such agent in its sole discretion and, absent manifest error, shall be conclusive for all purposes and binding on the Holder of this Security and the Company. The Exchange Rate Agent shall not have any liability therefor.

                  Unless otherwise specified on the face hereof, for all purposes of this Security, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday or Friday that (i) is not a day on which banking institutions in The City of New York generally are authorized or obligated by law, regulation or executive order to close, (ii) if the Specified Currency for any payment on this Security is other than U.S. dollars or euros, is not a day on which banking institutions in the principal financial center of the country issuing such Specified Currency generally are authorized or obligated by law, regulation or executive order to close, (iii) if the Specified Currency for any payment on this Security is euros, is not a Euro Business Day, (iv) solely with respect to any payment or other action to be made or taken at any Place of Payment outside The City of New York, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in such Place of Payment generally are authorized or obligated by law, regulation or executive order to close, (v) if this Security is held through Euroclear, is also not a day on which banking institutions in Brussels, Belgium are generally authorized or obligated by law, regulation or executive order to close, and (vi) if this Security is held through Clearstream Banking, Societe Anonyme, Luxembourg, is also not a day on which banking institutions in Luxembourg are generally authorized or obligated by law, regulation or executive order to close. "Euro Business Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express (TARGET) System, or any successor system, is open for business. With respect to any particular location, the close of business on any day on which business is not being conducted shall be deemed to mean 5:00 P.M., New York City time, on that day. "Principal Financial Center" means the capital city of the country issuing the Specified Currency in respect of which payment on this Security is to be made, except that with respect to U.S. Dollars, Australian Dollars, Deutsche Marks, Dutch Guilders, Italian Lire and Swiss Francs the Principal Financial Center shall be The City of New York, Sydney, Frankfurt, Amsterdam, Milan and Luxembourg, respectively.

                  References in this Security to U.S. dollars shall mean, as of any time, the coin or currency that is then legal tender for the payment of public and private debts in the United States of America.

                  References in this Security to the euro shall mean, as of any time, the coin or currency (if any) that is then legal tender for the payment of public and private debts in all EMU Countries. "EMU Countries" means, at any time, the countries (if any) then participating in the European Economic and Monetary Union (or any successor union) pursuant to the Treaty on European Union of February 1992 (or any successor treaty), as it may be amended from time to time.


                  (Reverse of Security continued on next page)

                  References in this Security to a particular currency other than U.S. dollars and euros shall mean, as of any time, the coin or currency that is then legal tender for the payment of public and private debts in the country issuing such currency on the Original Issue Date.

                  4. Redemption at the Company's Option

                  Unless a Redemption Commencement Date is specified on the face hereof, this Security shall not be redeemable at the option of the Company before the Stated Maturity Date. If a Redemption Commencement Date is so specified, and unless otherwise specified on the face hereof, this Security is subject to redemption upon not less than 30 days' nor more than 60 days' notice at any time and from time to time on or after the Redemption Commencement Date, in each case as a whole or in part, at the election of the Company and at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Security to be redeemed), together with accrued interest to the Redemption Date, but interest installments due on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant record date, all as provided in the Indenture.

                  5. Repayment at the Holder's Option

                  Except as otherwise may be provided on the face hereof, if one or more Repayment Dates are specified on the face hereof, this Security will be repayable in whole or in part in an amount equal to any Authorized Denomination (provided that the remaining principal amount of any Security surrendered for partial repayment shall at least equal an Authorized Denomination), on any such Repayment Date, in each case at the option of the Holder and at the applicable Repayment Price specified on the face hereof (expressed as a percentage of the principal amount to be repaid), together with accrued interest to the applicable Repayment Date (but interest installments due on or prior to such Repayment Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date as provided in the Indenture). If this Security provides for more than one
Repayment Date and the Holder exercises its option to elect repayment, the Holder shall be deemed to have elected repayment on the earliest Repayment Date after all conditions to such exercise have been satisfied, and references herein to the "Applicable Repayment Date" shall mean such earliest Repayment Date.

                  In order for the exercise of such option to be effective and this Security to be repaid, the Company must receive at the applicable address of the Trustee set forth below (or at such other place or places of which the Company shall from time to time notify the Holder of this Security), on any Business Day not later than the 15th, and not earlier than the 25th, calendar day prior to the applicable Repayment Date (or, if either such calendar day is not a Business Day, the next succeeding Business Day), either (i) this Security, with the form below entitled "Option to Elect Repayment" duly completed and signed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby and (d) a guarantee stating that the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed and signed, not later than five Business Days

                  (Reverse of Security continued on next page) after the date of such telegram, telex, facsimile transmission or letter (provided that this Security and form duly completed and signed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is The Chase Manhattan Bank at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services, 450 West 33rd Street, New York, NY 10001 (or at such other places as the Company or the Trustee shall notify the Holder of this Security). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding. Notwithstanding the foregoing, (x) if this Security is a Global Security, the option of the Holder to elect repayment may be exercised in accordance with any policies and procedures of the Depositary for this Security at least 15 calendar days prior to the applicable Repayment Date and (y) whether or not this Security is a Global Security, the option of the Holder to elect repayment may be exercised in any such manner as the Company may approve.

                  6. Transfer and Exchange

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different Authorized Denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Sections 305 and 307 of the Indenture), whether or not this Security be overdue, and neither the Company nor the Trustee nor any such agent shall be affected by notice to the contrary.


                  (Reverse of Security continued on next page)

                  If this Security is a Global Security, this Security shall be subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

                  7. Defeasance

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. If so specified on the face hereof, either or both of such provisions are applicable to this Security, as so specified.

                  8. Remedies

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  9. Modification and Waiver

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of

                  (Reverse of Security continued on next page) the Securities at the time Outstanding of any series to be affected under the Indenture, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  10. Governing Law

                  This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

                                                            CUSIP NO. __________



                                                 ORIGINAL ISSUE DATE: __________



                              UNIVERSAL CORPORATION
                           MEDIUM-TERM NOTE, SERIES B

                            OPTION TO ELECT REPAYMENT

               TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT


                  The undersigned hereby irrevocably requests and instructs the Company to repay the Security referred to in this notice (or the portion thereof specified below) at the applicable Repayment Price, together with interest to the Repayment Date, all as provided for in such Security, to the undersigned, whose name, address, telephone number and social security or other identifying number are as follows:


--------------------------------------------------------------------------------
                     (please print name of the undersigned)


--------------------------------------------------------------------------------
                    (please print address of the undersigned)



--------------------------------------------------------------------------------
           (please print telephone number and social security or other identifying number of the undersigned)


                  If such Security provides for more than one Repayment Date, the undersigned requests repayment on the earliest Repayment Date after the requirements for exercising this option have been satisfied, and references in this notice to the Repayment Date mean such earliest Repayment Date. Terms used in this notice that are defined in such Security are used herein as defined therein.

                  For such Security to be repaid the Company must receive at the applicable address of the Trustee set forth below or at such other place or places of which the Company or the Trustee shall from time to time notify the Holder of such Security, on any Business Day not later than the 15th or earlier than the 25th calendar day prior to the Repayment Date (or, if either such calendar day is not a Business Day, the next succeeding Business Day), (i) such Security, with this "Option to Elect Repayment" form duly completed and signed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of such Security, (b) the principal amount of such Security and the amount of such Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby and (d) a guarantee stating that such Security to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Security duly completed and signed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (provided that such Security and form duly completed and signed are received by the Company by such fifth Business Day). The address to which such deliveries are to be made is:

                  The Chase Manhattan Bank
                  Attention: Capital Markets Fiduciary Services
                  450 West 33rd Street
                  New York, NY 10001


or at such other place as the Company or the Trustee shall notify the holder of such Security.

                  If less than the entire principal amount of such Security is to be repaid, specify the portion thereof (which shall equal any Authorized Denomination) that the Holder elects to have repaid:

         --------------------------------------------------------------

                  and specify the denomination or denominations (which shall equal any Authorized Denomination) of the Security or Securities to be issued to the Holder in respect of the portion of such Security not being repaid (in the absence of any specification, one Security will be issued in respect of the portion not being repaid):

         ---------------------------------------------------------------



Date: _______________               ____________________________________________

                                    Notice:  The  signature  to this  Option  to
                                    Elect  Repayment  must  correspond  with the
                                    name of the Holder as written on the face of
                                    such  Security in every  particular  without
                                    alteration  or   enlargement  or  any  other
                                    change whatsoever.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations.

                  TEN COM - as tenants in common

                  TEN ENT - as tenants by the entireties

                  JT TEN - as joint tenants with the right of
                               survivorship and not as tenants
                               in common

                  UNIF GIFT MIN ACT - __________ Custodian _________
                                        (Cust)              (Minor)

                        under Uniform Gifts to Minors Act



            --------------------------------------------------------

                                     (State)

                    Additional abbreviations may also be used
                          though not in the above list.


            ---------------------------------------------------------

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-----------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



-----------------------
/----------------------/

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                   (Please Print or Typewrite Name and Address
                     Including Postal Zip Code of Assignee)


------------------------------------------------------------------------------

the attached Security and all rights thereunder, and hereby irrevocably constitutes and appoints

------------------------------------------------------------------------------

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: _________________________

Signature Guaranteed

-----------------------------------          -----------------------------------
NOTICE: Signature must be                    NOTICE:  The signature to
guaranteed.                                  this assignment must
                                             correspond  with  the  name  of the
                                             Holder as written  upon the face of
                                             the  attached   Security  in  every
                                             particular,  without  alteration or
                                             enlargement or any change whatever.

                                                                       EXHIBIT 2

                    [Form of Floating Rate Medium-Term Note]

                               (Face of Security)

                  [IF A BOOK-ENTRY SECURITY, INSERT - THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A U.S. DEPOSITORY OR A NOMINEE OF A U.S. DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE U.S. DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED
CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE U.S. DEPOSITORY TO A NOMINEE OF THE U.S. DEPOSITORY OR BY A NOMINEE OF THE U.S. DEPOSITORY TO THE U.S. DEPOSITORY OR ANOTHER NOMINEE OF THE U.S. DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

                  [IF DTC IS THE DEPOSITARY, INSERT - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO UNIVERSAL CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUECODE AND THE REGULATIONS THEREUNDER.]

         No. R-1                                        CUSIP No. _______

                              UNIVERSAL CORPORATION

                           MEDIUM-TERM NOTES, SERIES B
                                 (Floating Rate)

                  The  following  terms  apply to this  Security,  as and to the extent shown below:
PRINCIPAL AMOUNT:                                         REPAYMENT DATE(S):  [N/A]

STATED MATURITY DATE:                                     REDEMPTION OR REPAYMENT
                                                          PRICE(S):  [N/A]
SPECIFIED CURRENCY:  U.S. dollars for all
payments unless otherwise specified below:                BASE RATE:

     o   Payments of principal and any premium:                o   Commercial Paper Rate:
         [U.S. dollars]
                                                               o    Prime Rate:
     o   Payments of interest:  [U.S. dollars]
                                                               o    LIBOR:
     o   Exchange Rate Agent:  [N/A]                                -    Telerate LIBOR Page:
                                                                    -    Reuters Screen LIBOR Page:
ORIGINAL ISSUE DATE*:                                               -    Index Currency:

                                                               o    EURIBOR:

ORIGINAL ISSUE DISCOUNT                                        o    Treasury Rate:
SECURITY:  [N/A]
                                                               o    CMT Rate:
     o   Total Amount of OID:  [N/A]                                -    Telerate Page 7051:
                                                                    -    Telerate Page 7052 (weekly/monthly):
     o   Yield to Maturity:  [N/A]
                                                                    -    CMT Index Maturity:
     o   Initial Accrual Period OID:  [N/A]
                                                               o    CD Rate:

PLACE OF PAYMENT:                                              o    Federal Funds Rate:

[Corporate Trust Office of the [Trustee] [Paying               o    Eleventh District Cost of Funds Rate:
Agent]in [The City of New York]]


REDEMPTION COMMENCEMENT DATE:  [N/A]

--------
*        This date shall be the issue date of this  Security,  unless there is a
         Predecessor  Security,  in which case this date shall be the issue date of the first Predecessor Security.


                    (Face of Security continued on next page)
                                      -2-

INDEX MATURITY:                                         INTEREST PAYMENT DATE(S): unless otherwise
                                                        specified, the third Wednesday of the following:


SPREAD:                                                        o    each of the 12 calendar months in each year

SPREAD MULTIPLIER:                                             o    each March, June, September and December
                                                                    in each year

INITIAL BASE RATE:                                             o    each of the following two calendar months
                                                                    in each year:

MAXIMUM RATE:                                                  o    the following calendar month in each year:


MINIMUM RATE:                                           subject to the second paragraph under "Payments Due
                                                        on a Business Day" below


INTEREST RESET PERIOD:                                  CALCULATION DATE(S): as provided in Section 3(n) on
     o   if semi-annual, reset will occur in each of    the reverse of this Security (unless otherwise
         the following two months in each year:         specified)

     o   if annual, reset will occur in the following
         month in each year:
                                                        CALCULATION AGENT: [The Chase Manhattan Bank]
     o   otherwise, reset will occur daily, weekly,
         monthly or quarterly in each year as follows:
                                                        DEFEASANCE:

INTEREST RESET DATE(S): as provided in Section 3(a)            o    Full Defeasance:  At Company's option
on the reverse of this Security (unless otherwise
specified)                                                     o    Covenant Defeasance:  At Company's option

INTEREST DETERMINATION DATE(S): as provided in
Sections 3(b) through 3(j), as applicable, on the       OTHER TERMS:  In its sole discretion, the Company
reverse of this Security (unless otherwise specified)   may at a later date issue additional debt
                                                        securities having the same terms as this Security.

                  Terms left blank or marked "N/A", "No", "None" or in a similar manner do not apply to this Security except as otherwise may be specified.


                    (Face of Security continued on next page)

                  Whenever used in this Security, the terms specified above that apply to this Security have the meanings specified above, unless the context requires otherwise. Other terms used in this Security that are not defined herein but that are defined in the Indenture referred to in Section 1 on the reverse of this Security are used herein as defined therein.


                    (Face of Security continued on next page)

                  Universal Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (hereinafter called the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to _____________, or registered assigns, as principal the Principal Amount on the Stated Maturity Date and to pay interest thereon, from the Original Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Date(s) in each year, commencing on the first such date that is at least 15 calendar days after the Original Issue Date, and at the Maturity of the principal hereof, at a rate per annum determined in accordance with the applicable provisions of Section 3 on the reverse hereof, until the principal hereof is paid or made available for payment. Any premium and any such installment of interest that is overdue at any time shall also bear interest (to the extent that the payment of such interest shall be legally enforceable), at the rate per annum at which the principal then bears interest, from the date any such overdue amount first becomes due until it is paid or made available for payment. Notwithstanding the foregoing, interest on any principal, premium or installment of interest that is overdue shall be payable on demand.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day (whether or not a Business Day, as such term is defined in Section 3(n) on the reverse hereof) next preceding such Interest Payment Date (a "Regular Record Date"). Any interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest either may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Manner of Payment - Global Securities

                  Notwithstanding any provision of this Security or the Indenture, if this Security is a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 of the Indenture (or such legend as may be specified as contemplated by Section 301 for such Securities) (a "Global Security"), the Company may make any and all payments of principal, premium and interest on this Security pursuant to any policies and procedures of the U.S. Depository (hereinafter, the "Depositary") that is selected by the Company for this Security.

         Manner of Payment - Non-Global Securities - U.S. Dollars

                  Except as provided in the next paragraph, payment of interest that is due on an Interest Payment Date payable on this Security in U.S. dollars


                    (Face of Security continued on next page) will be made by check mailed to the address of the Person shown on the Trustees' records as of the close of business on the Regular Record Date. All other payments will be made by check against surrender of this Security to The Chase Manhattan Bank, as Paying Agent, or to any other person or financial institution from time to time designated by the Company as Paying Agent.

                  If (i) the principal of this Security is at least $1,000,000, and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in the following manner to the Trustee at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services, and (iii) transmits wire transfer instructions to the Paying Agent on or before the fifth Business Day before the day on which such payment is to be made, the Company will pay any amount that becomes due on this Security by wire transfer of immediately available funds to an account at a bank in New York city, on the due date; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be first surrendered to the Paying Agent. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such payment and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request and instructions must be made by the Person who is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

         Manner of Payment - Non-Global Securities - Other Specified Currencies

                  Payment of any amount payable on this Security in a Specified Currency other than U.S. dollars will be made by wire transfer of immediately available funds to such account as is maintained in such Specified Currency at a bank or other financial institution acceptable to the Company and the Trustee and as shall have been designated at least five Business Days prior to the applicable payment date by the Person entitled to receive such payment; provided that, in the case of any such payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered to the Paying Agent who will make such payment in such funds in accordance with its normal procedures. Such account designation shall be made by transmitting the appropriate information to the Paying Agent by mail, hand delivery, telecopier or in any other manner approved by the Paying Agent. Unless revoked, any such account designation made with respect to this Security by the Holder hereof will remain in effect with respect to any further payments with respect to this Security payable to such Holder. If a payment in a Specified Currency other than U.S. dollars with respect to this Security cannot be made by wire transfer because the required account designation has not been received by the Paying Agent on or before the requisite date or for any other reason, the Company will cause a notice to be given to the Holder of this Security at its registered address requesting an


                    (Face of Security continued on next page) account designation pursuant to which such wire transfer can be made and such payment will be made within five Business Days after the Paying Agent's receipt of such a designation meeting the requirements specified above, with the same force and effect as if made on the due date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

         Currency of Payment

                  Payment of principal of (and premium, if any) and interest on this Security will be made in the Specified Currency for such payment, except as provided in this and the next three paragraphs. The Specified Currency for any payment shall be the currency specified as such on the face of this Security unless, at the time of such payment, such currency is not legal tender for the payment of public and private debts in the country issuing such currency, in which case the Specified Currency for such payment shall be such coin or currency as at the time of such payment is legal tender for the payment of public and private debts in such country, except as provided in the next sentence. If the euro is specified on the face of this Security as the Specified Currency for any payment, the Specified Currency for such payment shall be such coin or currency as at the time of payment is legal tender for the payment of public and private debts in all EMU Countries (as defined in Section 3 on the reverse hereof), provided that, if on any day there are not at least two EMU Countries, or if on any day there are at least two EMU Countries but no coin or currency is legal tender for the payment of public and private debts in all EMU Countries, then the Specified Currency for such payment shall be deemed not to be available to the Company on such day.

                  Except as provided in the next paragraph, any payment to be made on this Security in a Specified Currency other than U.S. dollars will be made in U.S. dollars if the Person entitled to receive such payment transmits a written request for such payment to be made in U.S. dollars to the Trustee at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services on or before the fifth Business Day before the payment is to be made. Such written request may be mailed, hand delivered, telecopied or delivered in any other manner approved by the Trustee. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person who is the registered Holder of this Security on the relevant Regular Record Date.

                  The U.S. dollar amount of any payment made pursuant to the immediately preceding paragraph will be determined by the Exchange Rate Agent specified on the face of this Security based upon the highest bid quotation received by the Exchange Rate Agent as of 11:00 A.M., New York City time, on the


                    (Face of Security continued on next page) second Business Day preceding the applicable payment date, from three (or, if three are not available, then two) recognized foreign exchange dealers selected by the Exchange Rate Agent in The City of New York, in each case for the purchase by the quoting dealer, for U.S. dollars and for settlement on such payment date of an amount of the Specified Currency for such payment equal to the aggregate amount of such Specified Currency payable on such payment date to all Holders of Securities of this or any other series who elect to receive U.S. dollar payments on such payment date, and at which the applicable dealer commits to execute a contract. If the Exchange Rate Agent determines that two such bid quotations are not available on such second Business Day, such payment will be made in the Specified Currency for such payment. All currency exchange costs associated with any payment in U.S. dollars on this Security will be borne by the Holder entitled to receive such payment, by deduction from such payment.

                  Notwithstanding the foregoing, if any amount payable on this Security is payable on any day (including at Maturity) in a Specified Currency other than U.S. dollars, and if such Specified Currency is not available to the Company on the two Business Days before such day, due to the imposition of exchange controls, disruption in a currency market or any other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligation to pay such amount in such Specified Currency by making such payment in U.S. dollars. The amount of such payment in U.S. dollars shall be determined by the Exchange Rate Agent on the basis of the noon buying rate for cable transfers in The City of New York for such Specified Currency (the "Exchange Rate") as of the latest day before the day on which such payment is to be made. Any payment made under such circumstances in U.S. dollars where the required payment is in other than U.S. dollars will not constitute an Event of Default under the Indenture or this Security.

         Payments Due on a Business Day

                  Unless otherwise specified on the face of this Security, the following sentence shall apply to this Security. Notwithstanding any provision of this Security or the Indenture, if any amount of principal, premium or interest would otherwise be due on this Security on a day (the "Specified Day") that is not a Business Day at a Place of Payment, such amount may be paid or made available for payment on the next succeeding Business Day at such Place of Payment (unless the Base Rate is LIBOR or EURIBOR and such next succeeding Business Day falls in the next calendar month, in which case such amount may be paid or made available for payment on the next preceding Business Day at such Place of Payment) with the same force and effect as if such amount were paid on the Specified Day, provided that no interest shall accrue on the amount so payable for the period from and after such Specified Day. The provisions of this paragraph shall apply to this Security in lieu of the provisions of Section 114 of the Indenture.

                  Unless otherwise specified on the face of this Security, the following sentence shall apply to each Interest Payment Date other than one that falls on the date of Maturity of the principal hereof. If any such Interest Payment Date would otherwise be a day that is not a Business Day, such Interest


                    (Face of Security continued on next page)

Payment Date shall be deferred to the next succeeding Business Day, provided that, if the Base Rate is LIBOR or EURIBOR and the next succeeding Business Day would fall in the next calendar month, then such Interest Payment Date will be advanced to the next preceding Business Day.

                       -----------------------------------



                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                    (Face of Security continued on next page)

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.



                                                     UNIVERSAL CORPORATION

                                                     By_________________________
                                                     Name:
                                                     Title:



Dated:



Seal

Attest:









----------------------------
   Authorized Officer





                  This is one of the Securities of a series issued under the Indenture described herein.





                                        THE CHASE MANHATTAN BANK, as Trustee

                                        By_________________________________
                                               Authorized Officer

                              (Reverse of Security)

                  1. Securities and Indenture

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of February 1, 1991 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  2. Series and Denominations

                  This Security is one of the series designated on the face hereof, limited to an aggregate initial offering price not to exceed $400,000,000 (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines by or pursuant to a Board Resolution that it may wish to sell additional Securities of this series. References herein to "this series" mean the series of securities designated on the face hereof.

                  The Securities of this series are issuable only in registered form without coupons in "Authorized Denominations", which term shall have the following meaning. For each Security of this series having a principal amount payable in U.S. dollars, the Authorized Denominations shall be $1,000 and integral multiples thereof. For each Security of this series having a principal amount payable in a Specified Currency other than U.S. dollars, the Authorized Denominations shall be the amount of such Specified Currency equivalent, at the Exchange Rate on the first Business Day next preceding the date on which the Company accepts the offer to purchase such Security, to $1,000, rounded to an integral multiple of 1,000 units of such Specified Currency, or any larger integral multiple of 1,000 units of such Specified Currency.

                  3. Interest Rate

                  (a) Interest Rate Reset. The interest rate on this Security will be reset from time to time, as provided in this Section 3, and each date upon which such rate is reset as so provided is hereinafter called an "Interest Reset Date". Unless otherwise specified on the face hereof, the Interest Reset Dates with respect to this Security will be as follows:

                  (i) if the Interest Reset Period is daily, each Business Day;

                  (ii) if the Interest Reset Period is weekly and the Base Rate is not the Treasury Rate, the Wednesday of each week;


                  (Reverse of Security continued on next page)

                  (iii) if the Interest Reset Period is weekly and the Base Rate is the Treasury Rate, except as otherwise provided in the definition of "Treasury Interest Determination Date" in
                  Section 3(n) below, the Tuesday of each week;

                  (iv) if the Interest Reset Period is monthly, the third Wednesday of each month;

                  (v) if the Interest Reset Period is quarterly, the third Wednesday of each March, June, September and December of each year;

                  (vi) if the Interest Reset Period is semi-annual, the third Wednesday of each of two months in each year specified under "Interest Reset Period" on the face hereof; and

                  (vii) if the Interest Reset Period is annual, the third Wednesday of the month in each year specified under "Interest Reset Period" on the face hereof;

provided, however, that (x) the interest rate on this Security in effect from the Original Issue Date to but excluding the first Interest Reset Date will be the Initial Base Rate and (y) if the Interest Reset Period is daily or weekly, the Base Rate in effect for each day following the second Business Day immediately prior to an Interest Payment Date to, but excluding, such Interest Payment Date, and for each day following the second Business Day immediately prior to the day of Maturity of the principal hereof to, but excluding, such day of Maturity, will be the Base Rate in effect on such applicable second Business Day; and provided, further, that, if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding day that is a Business Day, except that, unless otherwise specified on the face hereof, if the Base Rate is LIBOR and such next succeeding Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

                  Subject to applicable provisions of law and except as otherwise specified herein, on each Interest Reset Date the interest rate on this Security shall be the rate determined in accordance with such of the following Sections 3(b) through 3(j) as provide for determination of the Base Rate for this Security. The Calculation Agent shall determine the interest rate of this Security in accordance with the applicable Section below.

                  Unless the Base Rate is LIBOR or EURIBOR, the Calculation Agent will determine the interest rate of this Security that takes effect on any Interest Reset Date on a day no later than the Calculation Date (as defined in Section 3(n) below) corresponding to such Interest Reset Date. However, the Calculation Agent need not wait until the Calculation Date to determine such interest rate if the rate information it needs to make such determination in the manner specified in the applicable provisions of Sections 3(b) through 3(j) hereof is available from the relevant sources specified in such applicable provisions.


                  (Reverse of Security continued on next page)

                  Upon request of the Holder to the Calculation Agent, the Calculation Agent will provide the interest rate then in effect on this Security and, if determined, the interest rate that will become effective on the next Interest Reset Date.

                  (b) Determination of Commercial Paper Rate. If the Base Rate is the Commercial Paper Rate, the Base Rate that takes effect on any Interest Reset Date shall equal the Money Market Yield (as defined in Section 3(n) below) of the rate, for the second Business Day immediately preceding such Interest Reset Date (the "Commercial Paper Interest Determination Date"), for commercial paper having the Index Maturity, as published in H.15(519) (as defined in Section 3(n) below) under the heading "Commercial Paper - Nonfinancial". If the Commercial Paper Rate cannot be determined as described above, the following procedures will apply in determining the Commercial Paper Rate:

                  (i) If the rate described above does not appear in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date (as defined in Section 3(n) below) corresponding to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate will be the rate, for such Commercial Paper Interest Determination Date, for commercial paper having the Index Maturity, as published in H.15 Daily Update (as defined in Section 3(n) below) or any other recognized electronic source used for displaying that rate, under the heading "Commercial Paper - Nonfinancial".

                  (ii) If the rate described in clause (i) above does not appear in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date, the Commercial Paper Rate will be the Money Market Yield of the arithmetic mean of the following offered rates for U.S. dollar commercial paper that has the Index Maturity and is placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency: the rates offered as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date by three leading U.S. dollar commercial paper dealers in New York City selected by the Calculation Agent.

                  (iii) If fewer than three dealers selected by the Calculation Agent are quoting as described in clause (ii) above, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on the previous Commercial Paper Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Base Rate).

                  The Base Rate determined in accordance with this Section 3(b) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Base Rate by the Spread Multiplier, if any.

                  (c) Determination of Prime Rate. If the Base Rate is the Prime Rate, the Base Rate that takes effect on any Interest Reset Date shall equal the


                  (Reverse of Security continued on next page) rate, for the second Business Day immediately preceding such Interest Reset Date (the "Prime Interest Determination Date"), published in H.15(519) under the heading "Bank Prime Loan". If the Prime Rate cannot be determined as described above, the following procedures will apply in determining the Prime Rate:

                  (i) If the rate described above does not appear in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date corresponding to such Prime Interest Determination Date, then the Prime Rate will be the rate, for such Prime Interest Determination Date, as published in H.15 Daily Update or another recognized electronic source used for the purpose of displaying that rate, under the heading "Bank Prime Loan".

                  (ii) If the rate described in clause (i) above does not appear in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date, then the Prime Rate will be the arithmetic mean of the following rates as they appear on the Reuters Screen US PRIME 1 Page (as defined in Section 3(n) below): the rate of interest publicly announced by each bank appearing on that page as that bank's prime rate or base lending rate, as of 11:00 A.M., New York City time, on such Prime Interest Determination Date.

                  (iii) If fewer  than four of the rates  referred  to in clause
                  (ii) above appear on the Reuters Screen US PRIME 1 Page, the Prime Rate will be the arithmetic mean of the Prime Rates or base lending rates, as of the close of business on such Prime Interest Determination Date, of three major banks in New York City selected by the Calculation Agent. For this purpose, the Calculation Agent will use rates quoted on the basis of the actual number of days in the year divided by a 360-day year.

                  (iv) If fewer than three  banks  selected  by the  Calculation
                  Agent are quoting as described in clause (iii) above, the Prime Rate shall be the Prime Rate in effect on such Prime Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Base Rate).

                  The Base Rate determined in accordance with this Section 3(c) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Base Rate by the Spread Multiplier, if any.

                  (d)  Determination  of LIBOR.  If the Base Rate is LIBOR,  the
Base Rate that takes effect on any Interest Reset Date shall be LIBOR on the corresponding LIBOR Interest Determination Date (as defined in Section 3(n) below) and shall be determined in accordance with the following provisions:

                  LIBOR will be either of the following rates, whichever appears on the face hereof:


                  (Reverse of Security continued on next page)

                           (x) the offered rate  appearing on the Telerate LIBOR
Page (as defined in Section 3(n) below); or

                           (y)  the   arithmetic   mean  of  the  offered  rates
appearing on the Reuters Screen LIBOR Page (as defined in Section 3(n) below) unless that page by its terms cites only one rate, in which case that rate;

in either case, as of 11:00 A.M., London time, on such LIBOR Interest Determination Date for deposits of the Index Currency having the Index Maturity beginning on such Interest Reset Date. If no reference page is specified on the face hereof, Telerate LIBOR Page will apply to this Security:

                  (i) If Telerate LIBOR Page is specified on the face hereof and the rate referenced in clause (x) above does not appear on that page, or if Reuters Screen LIBOR Page is specified on the face hereof and fewer than two of the rates referenced in clause (y) above appear on that page or no rate appears on any page on which only one rate normally appears, then LIBOR will be determined on the basis of the rates, at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the London interbank market by four major banks in that market selected by the Calculation Agent: deposits of the Index Currency having the Index Maturity beginning on such Interest Reset Date and in a Representative Amount (as defined in Section 3(n) below). The Calculation Agent will request the principal London office of each such bank to provide a quotation of its rate. If at least two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the quotations.

                  (ii) If fewer than two quotations are provided as described in clause (i) above, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading European banks quoted, at approximately 11:00 A.M. in the principal financial center (as defined in Section 3(n) below) for the country issuing the Index Currency, on such LIBOR Interest Determination Date, by three major banks in that principal financial center selected by the Calculation Agent: loans of the Index Currency having the Index Maturity beginning on such Interest Reset Date and in a Representative Amount.

                  (iii) If fewer than three banks selected by the Calculation Agent are quoting as described in clause (ii) above, LIBOR will be the LIBOR in effect on the previous LIBOR Interest
                  Determination Date (or, in the case of the first Interest Reset Date, the Initial Base Rate).

                  The Base Rate determined in accordance with this Section 3(d) will be adjusted by the addition or subtraction of the Spread, if any, or by


                  (Reverse of Security continued on next page) multiplying such Base Rate by the Spread Multiplier, if any. If the Base Rate is LIBOR and no currency is specified on the face hereof as the Index Currency, the Index Currency shall be U.S. dollars.

                  (e) Determination of EURIBOR. If the Base Rate is EURIBOR, the Base Rate that takes effect on any Interest Reset Date shall equal the interest rate for deposits in euros designated as "EURIBOR" and sponsored jointly by the European Banking Federation and ACI - the Financial Market Association (or any company established by the joint sponsors for purposes of compiling and publishing that rate) on the second Euro Business Day (as defined in Section 3(n) below) before such Interest Reset Date (a "EURIBOR Interest Determination Date"), and will be determined in accordance with the following provisions:

                  (i) EURIBOR will be the offered rate for deposits in euros having the Index Maturity beginning on such Interest Reset Date, as that rate appears on Telerate Page 248 (as defined in Section 3(n) below) as of 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date.

                  (ii) If the rate described in clause (i) above does not appear on Telerate Page 248, EURIBOR will be determined on the basis of the rates, at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the Euro-Zone (as defined in Section 3(n) below) interbank market by the principal Euro-Zone office of each of four major banks in that market selected by the Calculation Agent: euro deposits having the Index Maturity beginning on such Interest Reset Date and in a Representative Amount. The Calculation Agent will request the principal Euro-Zone office of each of these banks to provide a quotation of its rate. If at least two quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of such quotations.

                  (iii) If fewer than two quotations are provided as described in clause (ii) above, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading Euro-Zone banks quoted, at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date, by three major banks in the Euro-Zone selected by the Calculation Agent: loans of euros having the Index Maturity beginning on such Interest Reset Date and in a Representative Amount.

                  (iv) If fewer than three banks selected by the Calculation Agent are quoting as described in clause (iii) above, EURIBOR shall be the EURIBOR in effect on such EURIBOR Interest
                  Determination Date (or, in the case of the first Interest Reset Date, the Initial Base Rate).


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                                      -16-

                  The Base Rate determined in accordance with this Section 3(e) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Base Rate by the Spread Multiplier, if any.

                  (f)  Determination  of Treasury  Rate. If the Base Rate is the
Treasury Rate, the Base Rate that takes effect on any Interest Reset Date shall equal the rate for the auction on the corresponding Treasury Interest Determination Date (as defined in Section 3(n) below) of direct obligations of the United States ("Treasury Bills") having the Index Maturity, as that rate appears on Telerate Page 56 or 57 under the heading "Investment Rate". If the Treasury Rate cannot be determined as described above, the following procedures will apply in determining the Treasury Rate:

                  (i) If the rate described above does not appear on either Telerate Page 56 or 57 by 3:00 P.M., New York City time, on the Calculation Date corresponding to such Treasury Interest Determination Date, the Treasury Rate will be the Bond
                  Equivalent Yield (as defined in Section 3(n) below) of the rate, for such Treasury Interest Determination Date and for Treasury Bills having the Index Maturity, as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/Treasury Bills/Auction High".

                  (ii) If the rate described in clause (i) above does not appear in H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date, the Treasury Rate will be the Bond Equivalent Yield of the auction rate, for such Treasury Interest Determination Date and for Treasury Bills having the Index Maturity, as announced by the U.S. Department of the Treasury.

                  (iii) If the auction rate described in clause (ii) above is not so announced by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held for the relevant week, then the Treasury Rate will be the Bond Equivalent Yield of the rate, for such Treasury Interest Determination Date and for Treasury Bills having a remaining maturity closest to the Index Maturity, as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Secondary Market".

                  (iv) If the rate described in clause (iii) above does not appear in H.15(519) by 3:00 P.M., New York City time, on such Calculation Date, then the Treasury Rate will be the rate, for such Treasury Interest Determination Date and for Treasury Bills having a remaining maturity closest to the Index Maturity, as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/ Treasury Bills /Secondary Market".

                  (v) If the rate described in clause (iv) above does not appear in H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date,


                  (Reverse of Security continued on next page)
                  the Treasury Rate will be the Bond Equivalent Yield of the arithmetic mean of the following secondary market bid rates for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity: the rates bid as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, by three primary U.S. government securities dealers in New York City selected by the Calculation Agent.

                  (vi) If fewer than three dealers selected by the Calculation Agent are quoting as described in clause (v) above, the Treasury Rate shall be the Treasury Rate in effect on such Treasury Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Base Rate).

                  The Base Rate determined in accordance with this Section 3(f) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Base Rate by the Spread Multiplier, if any, specified on the face hereof.

                  (g) Determination of CMT Rate. If the Base Rate is the CMT Rate, the Base Rate that takes effect on any Interest Reset Date shall equal the CMT Rate on the second Business Day immediately preceding such Interest Reset Date (the "CMT Interest Determination Date"). "CMT Rate" means the following rate displayed on the Designated CMT Telerate Page (as defined in Section 3(n) below) under the heading " . . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Index Maturity (as defined in Section 3(n) below):

                  (x) if the Designated CMT Telerate Page is Telerate Page 7051, the rate for such CMT Interest Determination Date; or

                  (y) if the Designated CMT Telerate Page is Telerate Page 7052, the weekly or monthly average, as specified on the face hereof, for the week that ends immediately before the week in which such CMT Interest Determination Date falls, or for the month that ends immediately before the month in which such CMT Interest Determination Date falls, as applicable.

If the CMT Rate cannot be determined as described above, the following procedures will apply in determining the CMT Rate:

                  (i) If the applicable rate described above is not displayed on the relevant Designated CMT Telerate Page by 3:00 P.M., New York City time, on the Calculation Date corresponding to such CMT Interest Determination Date, then the CMT Rate will be the applicable Treasury constant maturity rate described above - i.e., for the Designated CMT Index Maturity and for either such CMT Interest Determination Date or the weekly or monthly average, as applicable - as published in H.15(519).


                  (Reverse of Security continued on next page)

                  (ii) If the applicable rate described in clause (i) above does not appear in H.15(519) by 3:00 P.M., New York City time, on such Calculation Date, then the CMT Rate will be the Treasury constant maturity rate, or other U.S. Treasury rate, for the Designated CMT Index Maturity and with reference to such CMT Interest Determination Date, that:

                            (a) is  published  by the Board of  Governors of the
                  Federal  Reserve  System,  or  the  U.S.   Department  of  the
                  Treasury, and

                            (b) is  determined  by the  Calculation  Agent to be
                  comparable to the applicable rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519).

                  (iii) If the information described in clause (ii) above is not provided by 3:00 P.M., New York City time, on such Calculation Date, then the CMT Rate will be the yield to maturity of the arithmetic mean of the following secondary market offered rates for the most recently issued Treasury Notes (as defined in Section 3(n) below) having an original maturity of approximately the Designated CMT Index Maturity, having a remaining term to maturity of not less than the Designated CMT Index Maturity minus one year and in a Representative Amount: the offered rates, as of approximately 3:30 P.M., New York City time, on such CMT Interest Determination Date, of three primary U.S. government securities dealers in New York City selected by the Calculation Agent. In selecting such offered rates, the Calculation Agent will request quotations from five such primary dealers and will disregard the highest quotation or, if there is equality, one of the highest - and the lowest quotation - or, if there is equality, one of the lowest.

                  (iv) If the Calculation Agent is unable to obtain three quotations of the kind described in clause (iii) above, the CMT Rate will be the yield to maturity of the arithmetic mean of the following secondary market offered rates for Treasury Notes having an original maturity longer than the Designated CMT Index Maturity, having a remaining term to maturity closest to the Designated CMT Index Maturity and in a Representative Amount: the offered rates, as of approximately 3:30 P.M., New York City time, on such CMT Interest Determination Date, of three primary U.S. government securities dealers in New York City selected by the
                  Calculation Agent. In selecting such offered rates, the Calculation Agent will request quotations from five such primary dealers and will disregard the highest quotation - or, if there is equality, one of the highest - and the lowest quotation - or, if there is equality, one of the lowest. If two Treasury Notes with an original maturity longer than the Designated CMT Index Maturity have remaining terms to maturity that are equally close to the Designated CMT Index Maturity, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity.


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                                      -19-

                  (v) If fewer than five but more than two such primary dealers are quoting as described in clause (iv) above, then the CMT Rate for such CMT Interest Determination Date will be based on the arithmetic mean of the offered rates so obtained, and neither the highest nor the lowest of such quotations will be disregarded.

                  (vi) If two or fewer primary dealers selected by the Calculation Agent are quoting as described in clause (v) above, the CMT Rate shall be the CMT Rate in effect on such CMT Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Base Rate).

                  The Base Rate determined in accordance with this Section 3(g) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Base Rate by the Spread Multiplier, if any.

                  (h) Determination of CD Rate. If the Base Rate is the CD Rate, the Base Rate that takes effect on any Interest Reset Date shall equal the rate, on the second Business Day immediately preceding such Interest Reset Date (the "CD Interest Determination Date"), for negotiable U.S. dollar certificates of deposit having the Index Maturity as published in H.15(519) under the heading "CDs (Secondary Market)". If the CD Rate cannot be determined as described above, the following procedures will apply in determining the CD Rate:

                  (i) If the rate described above does not appear in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date corresponding to such CD Interest Determination Date, then the CD Rate shall be the rate described above as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "CDs (Secondary Market)".

                  (ii) If the rate described in clause (i) above does not appear in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate shall be the arithmetic mean of the following secondary market offered rates for negotiable U.S. dollar certificates of deposit of major U.S. money center banks having a remaining maturity closest to the Index Maturity and in a Representative Amount: the rates offered as of 10:00 A.M., New York City time, on such CD Interest Determination Date, by three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City, as selected by the Calculation Agent.

                  (iii) If fewer than three dealers selected by the Calculation Agent are quoting as described in clause (ii) above, the CD Rate will be the CD Rate in effect on such CD Interest Determination Date (or, in the case of the first Base Reset Date, the Initial Base Rate).


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                                      -20-

                  The Base Rate determined in accordance with this Section 3(h) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Base Rate by the Spread Multiplier, if any.

                  (i) Determination of Federal Funds Rate. If the Base Rate is the Federal Funds Rate, the Base Rate that takes effect on any Interest Reset Date shall equal the rate, on the second Business Day immediately preceding such Interest Reset Date (the "Federal Funds Interest Determination Date"), for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)", as that rate is displayed on Telerate Page 120. If the Federal Funds Rate cannot be determined as described above, the following procedures will apply in determining the Federal Funds Rate:

                  (i) If the rate described above is not displayed on Telerate Page 120 by 3:00 P.M., New York City time, on the Calculation Date corresponding to such Federal Funds Interest Determination Date, then the Federal Funds Rate will be the rate described above as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "Federal Funds (Effective)".

                  (ii) If the rate described in clause (i) above is not displayed on Telerate Page 120 and does not appear in H.15
                  (519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date, the Federal Funds Rate will be the arithmetic mean of the rates for the last transaction in overnight, U.S. dollar federal funds arranged, before 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date, by three leading brokers of U.S. dollar federal funds transactions in New York City selected by the Calculation Agent.

                  (iii) If fewer than three brokers selected by the Calculation Agent are quoting as described in clause (ii) above, the Federal Funds Rate will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Base Rate).

                  The interest rate determined in accordance with this Section 3(i) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Base Rate by the Spread Multiplier, if any.

                  (j) Determination of 11th District Rate. If the Base Rate is the Eleventh District Cost of Funds Rate (the "11th District Rate"), the Base Rate that takes effect on any Interest Reset Date shall equal the 11th District Rate on the 11th District Interest Determination Date (as defined in Section 3(n) below) corresponding to such Interest Reset Date. The 11th District Rate on any 11th District Interest Determination Date shall be the rate equal to the monthly weighted average cost of funds for the calendar month immediately before


                  (Reverse of Security continued on next page) such date, as displayed on Telerate Page 7058 under the heading "11th District" as of 11:00 A.M., San Francisco time, on such date. If the 11th District Rate cannot be determined as described above, the following procedures will apply in determining the 11th District Rate:

                  (i) If the rate described above does not appear on Telerate Page 7058 on such 11th District Interest Determination Date, then the 11th District Rate on such date will be the monthly weighted average cost of funds paid by institutions that are members of the Eleventh Federal Home Loan Bank District for the calendar month immediately preceding such date, as most recently announced by the Federal Home Loan Bank of San Francisco as such monthly weighted average cost of funds.

                  (ii) If the Federal Home Loan Bank of San Francisco fails to announce the cost of funds described in clause (i) above on or before such 11th District Interest Determination Date, the 11th District Rate that takes effect on such Interest Reset Date will be the 11th District Rate in effect on such 11th District Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Base Rate).

                  The interest rate determined in accordance with this Section 3(j) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Base Rate by the Spread Multiplier, if any.

                  (k) Minimum and Maximum Limits. Notwithstanding the foregoing, the rate at which interest accrues on this Security (i) shall not at any time be higher than the Maximum Rate, if any, or less than the Minimum Rate, if any, specified on the face hereof, in each case on an accrual basis, and (ii) shall not at any time be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

                  (l) Calculation of Interest. Payments of interest hereon with respect to any Interest Payment Date or at the Maturity of the principal hereof will include interest accrued to but excluding such Interest Payment Date or the date of such Maturity, as the case may be. Accrued interest from the date of issue or from the last date to which interest has been paid or duly provided for shall be calculated by the Calculation Agent by multiplying the Principal Amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from and including the Original Issue Date or from and including the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor for each such day shall be expressed as a decimal and computed by dividing the interest rate (also expressed as a decimal) in effect on such day by 360, if the Base Rate is the Commercial Paper Rate, Prime Rate, LIBOR, EURIBOR, CD Rate, Federal Funds Rate or 11th District Rate, or by the actual number of days in the year, if the Base Rate is the Treasury Rate or CMT Rate.

                  All percentages resulting from any calculation with respect to this Security will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point (e.g., 9.876541%


                  (Reverse of Security continued on next page)

(or  .09876541)  being  rounded down to 9.87654% (or .0987654) and 9.876545% (or
 .09876545) being rounded up to 9.87655% (or .0987655) ). All amounts used in or resulting from any calculation with respect to this Security will be rounded upward or downward, as appropriate, to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

                  (m) Calculation Agent and Exchange Rate Agent. The Company has initially appointed the institutions named on the face of this Security as Calculation Agent and Exchange Rate Agent, respectively, to act as such agents with respect to this Security, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time. The Company will give the Trustee prompt written notice of any change in any such appointment. Insofar as this Security provides for any such agent to obtain rates, quotes or other data from a bank, dealer or other institution for use in making any determination hereunder, such agent may do so from any institution or institutions of the kind contemplated hereby notwithstanding that any one or more of such institutions are any such agent, Affiliates of any such agent or Affiliates of the Company.

                  All determinations made by the Calculation Agent or the Exchange Rate Agent may be made by such agent in its sole discretion and, absent manifest error, shall be conclusive for all purposes and binding on the Holder of this Security and the Company. Neither the Calculation Agent nor the Exchange Rate Agent shall have any liability therefor.

                  (n)  Definitions  of  Calculation   Terms.  As  used  in  this
Security, the following terms have the meanings set forth below:

                  "Bond   Equivalent   Yield"  means  a  yield  expressed  as  a
percentage and calculated in accordance with the following formula:

         Bond Equivalent Yield =      D x N     x 100,
                                 --------------
                                                360 (D x M)

         where

       o "D" equals the annual rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal;

       o      "N" equals 365 or 366, as the case may be; and

       o "M" equals the actual number of days in the period from and including the relevant Interest Reset Date to but excluding the next succeeding Interest Reset Date.


                  (Reverse of Security continued on next page)

                  "Business Day" means, for this Security, a day that meets the requirements set forth in each of clauses (i) through (iv) below, in each case to the extent such requirements apply to this Security as specified below:


                  (Reverse of Security continued on next page)

              (i) is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York generally are authorized or obligated by law, regulation or executive order to close;

              (ii)   if the Base Rate is LIBOR, is also a London Business Day;

              (iii)  if the  Specified  Currency  for payment of principal of or interest on this Security is other than U.S. dollars or euros, is also a day on which banking institutions in the principal financial center of the country issuing such Specified Currency generally are not authorized or obligated by law, regulation or executive order to close;

              (iv) if the Base Rate is EURIBOR or if the Specified Currency for payment of principal of or interest on this Security is euros, or the Base Rate is LIBOR for which the Index Currency is euros, is also a Euro Business Day; and

              (v) solely with respect to any payment or other action to be made or taken at any Place of Payment outside The City of New York, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in such Place of Payment generally are authorized or obligated by law, regulation or executive order to close.

Solely when used in the third paragraph under the heading "Currency of Payment" on the face of this Security, the meaning of the term "Business Day" shall be determined as if the Base Rate for this Security is neither LIBOR nor EURIBOR. With respect to any particular location, the close of business on any day on which business is not being conducted at that location shall be deemed to mean 5:00 P.M., New York City time, on that day.

                  The "Calculation Date" corresponding to any Commercial Paper Interest Determination Date, Prime Interest Determination Date, LIBOR Interest Determination Date, EURIBOR Interest Determination Date, Treasury Interest Determination Date, CMT Interest Determination Date, CD Interest Determination Date, Federal Funds Interest Determination Date or 11th District Interest Determination Date, as the case may be, means the earlier of:

                  (i) the tenth day after such interest determination date or, if any such day is not a Business Day, the next succeeding Business Day; and

                  (ii) the Business Day immediately preceding the Interest Payment Date or the date of Maturity of the principal hereof, whichever is the day on which the next payment of interest will be due.


                  (Reverse of Security continued on next page)

The Calculation Date corresponding to any Interest Reset Date means the Calculation Date corresponding to the relevant interest determination date immediately preceding such Interest Reset Date.

                  "Designated CMT Index Maturity" means, if the Base Rate is the CMT Rate, the CMT Index Maturity for this Security and will be the original period to maturity of a U.S. Treasury security - either 1, 2, 3, 5, 7, 10, 20 or 30 years - specified on the face hereof, provided that, if no such original maturity period is so specified, the Designated CMT Index Maturity will be 2 years.

                  "Designated CMT Telerate Page" means, if the Base Rate is the CMT Rate, the Telerate Page specified on the face hereof that displays Treasury constant maturities as reported in H.15(519), provided that, if no Telerate Page is so specified, then the applicable page will be Telerate Page 7052 and provided, further, that if Telerate Page 7052 applies but it is not specified on the face hereof whether the weekly or monthly average applies, the weekly average will apply.

                  The "11th District Interest Determination Date" corresponding to a particular Interest Reset Date will be the last working day, in the first calendar month immediately preceding such Interest Reset Date, on which the Federal Home Loan Bank of San Francisco publishes the monthly average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District for the second calendar month immediately preceding such Interest Reset Date.

                  "EMU Countries" means, at any time, the countries (if any) then participating in the European Economic and Monetary Union (or any successor union) pursuant to the Treaty on European Union of February 1992 (or any successor treaty), as it may be amended from time to time.

                  "Euro Business Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is open for business.

                  "Euro-Zone" means, at any time, the region comprised of the EMU Countries.

                  "H.15(519)" means the weekly statistical release entitled "Statistical Release H.15 (519)", or any successor publication, published by the Board of Governors of the Federal Reserve System.

                  "H.15 Daily Update" means the daily update of H.15 (519) available through the worldwide web site of the Board of Governors of the Federal Reserve System, at http://www. bog.frb.fed.us/releases/h15/update, or any successor site or publication.

                  The "LIBOR Interest Determination Date" corresponding to any Interest Reset Date means the second London Business Day preceding such Interest Reset Date, unless the Index Currency is pounds sterling, in which case the LIBOR Interest Determination Date will be the Interest Reset Date.


                  (Reverse of Security continued on next page)

                  "London Business Day" means any day on which dealings in the Index Currency are transacted in the London interbank market.

                  "Money Market Yield" means a yield expressed as a percentage and calculated in accordance with the following formula:

                  Money Market Yield =           D x 360      x 100,
                                             ---------------
                                                              360 - (D x M)

where

              o "D" equals the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and

              o "M" equals the actual number of days in the period from and including the relevant Interest Reset Date to but excluding the next succeeding Interest Reset Date.

                  "Principal Financial Center" means the capital city of the country issuing the Specified Currency in respect of which payment on this Security is to be made, or, with respect to the calculation of LIBOR, issuing the specified Index Currency, except that with respect to U.S. Dollars, Australian Dollars, Deutsche Marks, Dutch Guilders, Italian Lire and Swiss Francs the Principal Financial Center shall be The City of New York, Sydney, Frankfurt, Amsterdam, Milan and Luxembourg, respectively.

                  "Representative   Amount"   means  an  amount  that,   in  the
Calculation Agent's judgment, is representative of a single transaction in the relevant market at the relevant time.

                  "Reuters Screen LIBOR Page" means the display on the Reuters Monitor Money Rates Service, or any successor service, on the page designated as "LIBOR" or any replacement page or pages on which London interbank rates of major banks for the Index Currency are displayed.

                  "Reuters Screen US PRIME 1 Page" means the display on the "US PRIME 1" page on the Reuters Monitor Money Rates Service, or any successor service, or any replacement page or pages on that service, for the purpose of displaying prime rates or base lending rates of major U.S. banks.

                  "Telerate   LIBOR  Page"  means  Telerate  Page  3750  or  any
replacement page or pages on which London interbank rates of major banks for the Index Currency are displayed.

                  "Telerate Page" means the display on Bridge Telerate, Inc., or any successor service, on the page or pages specified on the face hereof, or any replacement page or pages on that service.

                  The "Treasury Interest Determination Date" corresponding to any Interest Reset Date means the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. If, as the result of a legal holiday, an auction is so held on the Friday in the week immediately preceding the week in which such Interest Reset Day falls, such


                  (Reverse of Security continued on next page)

Friday will be the corresponding Treasury Interest Determination Date. If an auction date shall fall on a day that would otherwise be an Interest Reset Date, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

                  "Treasury  Notes"  means  direct,   noncallable,   fixed  rate
obligations of the U.S. government.

                  References in this Security to U.S. dollars shall mean, as of any time, the coin or currency that is then legal tender for the payment of public and private debts in the United States of America.

                  References in this Security to the euro shall mean, as of any time, the coin or currency (if any) that is then legal tender for the payment of public and private debts in all EMU Countries.

                  References in this Security to a particular currency other than U.S. dollars and euros shall mean, as of any time, the coin or currency that is then legal tender for the payment of public and private debts in the country issuing such currency on the Original Issue Date.

                  References in this Security to a particular heading or headings on any of Designated CMT Telerate Page, H.15(519), H.15 Daily Update, Reuters Screen LIBOR Page, Reuters Screen US Prime 1 Page, Telerate LIBOR Page or Telerate Page include any successor or replacement heading or headings as determined by the Calculation Agent.

                  4. Redemption at the Company's Option

                  Unless a Redemption Commencement Date is specified on the face hereof, this Security shall not be redeemable at the option of the Company before the Stated Maturity Date. If a Redemption Commencement Date is so specified, and unless otherwise specified on the face hereof, this Security is subject to redemption upon not less than 30 days' nor more than 60 days' notice at any time and from time to time on or after the Redemption Commencement Date, in each case as a whole or in part, at the election of the Company and at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Security to be redeemed), together with accrued interest to the Redemption Date, but interest installments due on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant record date, all as provided in the Indenture.

                  5. Repayment at the Holder's Option

                  Except as otherwise may be provided on the face hereof, if one or more Repayment Dates are specified on the face hereof, this Security will be repayable in whole or in part in an amount equal to any Authorized Denomination (provided that the remaining principal amount of any Security surrendered for partial repayment shall at least equal an Authorized Denomination), on any such Repayment Date, in each case at the option of the Holder and at the applicable


                  (Reverse of Security continued on next page)

Repayment Price specified on the face hereof (expressed as a percentage of the principal amount to be repaid), together with accrued interest to the applicable Repayment Date (but interest installments due on or prior to such Repayment Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date as provided in the Indenture). If this Security provides for more than one
Repayment Date, and the Holder exercises its option to elect repayment, the Holder shall be deemed to have elected repayment on the earliest Repayment Date after all conditions to such exercise have been satisfied, and references herein to the "applicable Repayment Date" shall mean such earliest Repayment Date.

                  In order for the exercise of such option to be effective and this Security to be repaid, the Company must receive at the applicable address of the Trustee set forth below (or at such other place or places of which the Company shall from time to time notify the Holder of this Security), on any Business Day not later than the 15th, and not earlier than the 25th, calendar day prior to the applicable Repayment Date (or, if either such calendar day is not a Business Day, the next succeeding Business Day), either (i) this Security, with the form below entitled "Option to Elect Repayment" duly completed and signed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby and (d) a guarantee stating that the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed and signed, not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (provided that this Security and form duly completed and signed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is The Chase Manhattan Bank, [Attention: Capital Markets Fiduciary Services, 450 West 33rd Street, New York, New York 10001] (or at such other places as the Company or the Trustee shall notify the Holder of this Security). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding. Notwithstanding the foregoing, (x) if this Security is a Global
Security, the option of the Holder to elect repayment may be exercised in accordance with any policies and procedures of the Depositary for this Security at least 15 calendar days prior to the applicable Repayment Date and (y) whether or not this Security is a Global Security, the option of the Holder to elect repayment may be exercised in any such manner as the Company may approve.

                  6. Transfer and Exchange

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal


                  (Reverse of Security continued on next page) of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different Authorized Denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Sections 305 and 307 of the Indenture), whether or not this Security be overdue, and neither the Company nor the Trustee nor any such agent shall be affected by notice to the contrary.

                  If this Security is a Global Security, this Security shall be subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

                  7. Defeasance

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. If so specified on the face hereof, either or both of such provisions are applicable to this Security, as so specified.

                  8. Remedies

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a


                  (Reverse of Security continued on next page) direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  9. Modification and Waiver

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  10. Governing Law

                  This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

                                                            CUSIP NO. __________

                                                 ORIGINAL ISSUE DATE: __________

                              UNIVERSAL CORPORATION

                           MEDIUM-TERM NOTE, SERIES B

                            OPTION TO ELECT REPAYMENT

               TO BE COMPLETED ONLY IF THIS SECURITY IS REPAYABLE

                   AT THE OPTION OF THE HOLDER AND THE HOLDER

                          ELECTS TO EXERCISE SUCH RIGHT



                  The undersigned hereby irrevocably requests and instructs the Company to repay the Security referred to in this notice (or the portion thereof specified below) at the applicable Repayment Price, together with interest to the Repayment Date, all as provided for in such Security, to the undersigned, whose name, address, telephone number and social security or other identifying number are as follows:



--------------------------------------------------------------------------------
                     (please print name of the undersigned)



--------------------------------------------------------------------------------
                    (please print address of the undersigned)




--------------------------------------------------------------------------------
(please print telephone number and social security or other  identifying  number of the undersigned)


                  If such Security provides for more than one Repayment Date, the undersigned requests repayment on the earliest Repayment Date after the requirements for exercising this option have been satisfied, and references in this notice to the Repayment Date mean such earliest Repayment Date. Terms used in this notice that are defined in such Security are used herein as defined therein.

                  For such Security to be repaid the Company must receive at the applicable address of the Trustee set forth below or at such other place or places of which the Company shall from time to time notify the Holder of such Security, on any Business Day not later than the 15th or earlier than the 25th calendar day prior to the Repayment Date (or, if either such calendar day is not a Business Day, the next succeeding Business Day), (i) such Security, with this "Option to Elect Repayment" form duly completed and signed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or a trust company in the United States of America setting forth
(a) the name, address and telephone number of the Holder of such Security, (b) the principal amount of such Security and the amount of such Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby and (d) a guarantee stating that such Security to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Security duly completed and signed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (provided that such Security and form duly completed and signed are received by the Company by such fifth Business Day). The address to which such deliveries are to be made is:

                  The Chase Manhattan Bank
                  Attention:  Capital Markets Fiduciary Services
                  450 West 33rd Street
                  New York, New York 10001

or at such other place as the Company or the Trustee shall notify the holder of such Security.

                  If less than the entire principal amount of such Security is to be repaid, specify the portion thereof (which shall equal any Authorized Denomination) that the Holder elects to have repaid:

                  -------------------------

and specify the denomination or denominations (which shall equal any Authorized Denomination) of the Security or Securities to be issued to the Holder in respect of the portion of such Security not being repaid (in the absence of any specification, one Security will be issued in respect of the portion not being repaid):

                  -------------------------


Date:
      ---------------                  ----------------------------------------
                                       Notice: The signature to this Option to Elect Repayment must correspond with the name of the Holder as written on the face of such Security in every particular without alteration or enlargement or any other change whatsoever.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations.

                  TEN COM - as tenants in common

                  TEN ENT - as tenants by the entireties

                  JT TEN - as joint tenants with the right of
                               survivorship and not as tenants
                               in common

                  UNIF GIFT MIN ACT - __________ Custodian _________
                                        (Cust)              (Minor)

                        under Uniform Gifts to Minors Act

                         ------------------------------
                                     (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                          -----------------------------

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

----------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 -----------------------
/----------------------/

----------------------------------------------------------------------

----------------------------------------------------------------------

                   (Please Print or Typewrite Name and Address
                     Including Postal Zip Code of Assignee)

----------------------------------------------------------------------

the attached Security and all rights thereunder, and hereby irrevocably constitutes and appoints

---------------------------------------------------------------

----------------------------------------------------------------------

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:______________

Signature Guaranteed



---------------------------------------         --------------------------------
                                                NOTICE:  The signature to
NOTICE: Signature must be guaranteed.           this assignment must
                                                correspond with the name
                                                of the Holder as written
                                                upon  the  face of the  attached
                                                Security  in  every  particular,
                                                without       alteration      or
                                                enlargement    or   any   change
                                                whatever.